                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.)


Filed by the Registrant  [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

                         Wilmington Trust Corporation
------------------------------------------------------------------------------
              (Name of Registrant as specified In Its Charter)

------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

      1)    Title of each class of securities to which transaction applies:

      ------------------------------------------------------------------------

      2)    Aggregate number of securities to which transaction applies:

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      3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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      [ ]   Fee paid previously with preliminary materials.

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

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      2) Form, Schedule or Registration Statement No.:

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      ---------------------------------------------------------------------

      4) Date Filed:

      ---------------------------------------------------------------------

[WILMINGTON TRUST LOGO]

ANNUAL MEETING -- APRIL 21, 2005

March 10, 2005

Dear Shareholders:

You are invited to attend our 2005 Annual Meeting on Thursday, April 21, 2005, at 10:00 a.m. at the Wilmington Trust Plaza, Mezzanine Level, 301 West Eleventh Street, Wilmington, Delaware.

The enclosed Notice of Annual Meeting and Proxy Statement provide information about the governance of our Company and describe the various matters to be acted upon during the meeting. In addition, there will be a report on the state of our Company's business and an opportunity for you to express your views on subjects related to our operations.

The Annual Meeting gives us an opportunity to review the actions our Company is taking to achieve our mission of maximizing shareholder value. We appreciate your ownership of Wilmington Trust, and I hope you will be able to join us on April 21 for our Annual Meeting.

Sincerely,

/s/ Ted T. Cecala

Ted T. Cecala,
Chairman of the Board and Chief Executive Officer

[WILMINGTON TRUST LOGO]
                                                  March 10, 2005

To the Holders of Common Stock of
Wilmington Trust Corporation

                            NOTICE OF ANNUAL MEETING

The Annual Meeting of Stockholders of Wilmington Trust Corporation will be held on Thursday, April 21, 2005 at 10:00 a.m. local time, at the Wilmington Trust Plaza, Mezzanine Level, 301 West Eleventh Street, Wilmington, Delaware. The meeting will be held to consider and act upon the election of directors, the approval of our 2005 Long-Term Incentive Plan, and other business that may properly come before the meeting.

Holders of record of our common stock at the close of business on February 22, 2005, are entitled to vote at the meeting.

This notice and the accompanying proxy materials are sent to you by order of the Board of Directors.

                                                  /s/ Michael A. DeGregorio

                                                  Michael A. DiGregorio,
                                                  Secretary

2005 ANNUAL SHAREHOLDERS' MEETING

PROXY STATEMENT

General Information.........................................          1

Board of Directors..........................................          3
     Governance of the Company..............................          3
       Summary of Corporate Governance Principles...........          3
       Committees of the Board..............................          7
       Committee Membership.................................          8
     Audit Matters..........................................          9
     Directors' Compensation................................         10

Proposals You May Vote On...................................         11
     Proposal One -- Election of Directors..................         11
       Nominee Biographies..................................         11
       Executive Officers Who are Not Directors.............         12
       Ownership of Wilmington Trust Stock..................         14
       Board Compensation Committee Report on Executive
        Compensation........................................         15
       Compensation Committee Interlocks and Insider
        Participation.......................................         17
       Summary Compensation Table...........................         18
       Option Grant Table...................................         19
       Option Exercises and Year-End Value Table............         20
       Long-Term Incentive Plans -- Awards in Last Fiscal
        Year................................................         21
       Change in Control Agreements.........................         21
       Retirement Benefits..................................         22
       Stock Performance Graph..............................         24
       Section 16(a) Beneficial Ownership Reporting
        Compliance..........................................         24
       Transactions with Management.........................         24
       Availability of Form 10-K............................         25
     Proposal Two -- Approval of the 2005 Long-Term
      Incentive Plan........................................         25

Independent Registered Public Accounting Firm Services
  Policy....................................................  Exhibit A
2005 Long-Term Incentive Plan...............................  Exhibit B

                              GENERAL INFORMATION

The enclosed proxy material is being sent at the request of our Board of Directors to encourage you to vote your shares at our Annual Shareholders' Meeting (the "Annual Meeting") to be held on April 21, 2005. This proxy statement contains information on matters that will be presented at the Annual Meeting and is provided to assist you in voting your shares.

Our Annual Report to Shareholders for 2004, containing management's discussion and analysis of financial condition and results of operations of our Company, its audited financial statements, and this Proxy Statement are distributed together beginning on or about March 18, 2005.

WHO MAY VOTE

All holders of our common stock as of the close of business on February 22, 2005 (the "Record Date"), are entitled to vote at the Annual Meeting. Each share of stock is entitled to one vote. As of the record date, 67,488,491 shares of our common stock were outstanding. A plurality of the shares voted in person or by proxy is required to elect directors. A majority of the shares voted in person or by proxy is required to approve the other proposal described in this proxy statement. Abstentions and broker non-votes are not counted in the vote.

HOW TO VOTE

Even if you plan to attend the meeting, we encourage you to vote by proxy. You may vote by proxy by returning the enclosed proxy card (signed and dated) in the envelope provided.

You also may vote by telephone or by using the Internet. Please refer to the instructions on your proxy card.

When you vote by proxy, your shares will be voted according to your instructions. If you sign your proxy card or otherwise give your proxy but do not specify how you want your shares to be voted, they will be voted as the Board of Directors recommends. You can change or revoke your proxy at any time before the polls close at the Annual Meeting by:

      --   Notifying the Company's Secretary;

      --   Voting in person; or

      --   Returning a later-dated proxy card.

You also can change or revoke your proxy at any time before 12:00 p.m., April 20, 2005 by telephone or by using the Internet. Please refer to the instructions on your proxy card.

If you are a present or former staff member and participate in our Thrift Savings Plan, you will receive a voting instruction card for shares you hold in that plan. The plan trustee will vote according to the instructions on your proxy.

PROXY STATEMENT PROPOSALS

Proposals other than to elect directors may be submitted by the Board of Directors or shareholders to be included in our proxy statement. To be considered for inclusion in the proxy statement for our 2006 Annual Shareholders' Meeting, shareholder proposals must be received in writing by the Company's Secretary no later than November 21, 2005. Those proposals must include a brief description of the business to be brought before the meeting, the shareholder's name and address, the number and class of shares the shareholder holds, and any material interest the shareholder has in that business.

SHAREHOLDER NOMINATIONS FOR ELECTION OF DIRECTORS

The Nominating and Corporate Governance Committee recommends nominees to the Board of Directors for election as directors at the annual meeting. That committee will consider nominations submitted by shareholders of record for our 2006 Annual Shareholders' Meeting and received by the Company's Secretary by February 20, 2006. Nominations must include the information required under "Proxy Statement Proposals" above as well as the nominee's name and address, a representation that the shareholder is a recordholder of the Company's stock or holds the Company's stock through a broker and intends to appear in person or by proxy at the 2006

Annual Meeting to nominate a person, information regarding the nominee that would be required to be included in the Company's proxy statement, a description of any arrangement or understanding between the shareholder and that nominee, and the written consent of the nominee to serve as a director if elected.

PROXIES

Your completed proxy card instructs David R. Gibson, the Company's Executive Vice President and Chief Financial Officer, and Michael A. DiGregorio, the Company's Senior Vice President, Secretary, and General Counsel, to vote as instructed the shares of our stock for which they receive proxies. In addition, your signed proxy card gives them direction to vote on any other matter properly brought before the Annual Meeting.

SOLICITATION OF PROXIES

The Company will pay its costs relating to the solicitation of proxies. We have retained Morrow and Co., Inc. to assist in soliciting proxies at an estimated cost of $6,000 plus reasonable expenses. Proxies may be solicited by officers, directors, and staff members of the Company personally, by mail, by telephone, or by other electronic means. The Company will also reimburse brokers, custodians, nominees, and fiduciaries for reasonable expenses in forwarding proxy materials to beneficial owners of our stock.

SECRECY IN VOTING

As a matter of policy, we hold confidential proxies, ballots, and voting tabulations that identify individual shareholders. These documents are available for examination only by Wells Fargo Bank, N.A., our tabulation agents. The identity of the vote of any shareholder is not disclosed except as may be necessary to meet legal requirements.

                               Board of Directors
                           Governance of the Company

                   SUMMARY OF CORPORATE GOVERNANCE PRINCIPLES

This summary of the Company's corporate governance principles describes certain of our Board's corporate governance practices. These practices assist our Board in carrying out its responsibilities effectively. The Board reviews these Guidelines periodically and may modify them as appropriate.

The Board

          Responsibility

The Board has responsibility for broad corporate policy and overall performance of the Company through oversight of management to enhance the Company's long-term value for our shareholders.

          Role

In addition to the general oversight of management and the Company's business performance, the Board provides input and perspective in evaluating alternative strategic initiatives; reviews and, where appropriate, approves fundamental financial and business strategies and major corporate actions; ensures processes are in place to maintain the integrity of the executive management team; evaluates our executive management team; and assists in succession planning for key executive positions.

          Duties

Our directors are expected to expend sufficient time, energy, and attention to assure diligent performance of their responsibilities. Directors will attend meetings of the Board and its committees on which they serve, review materials distributed in advance of the meetings, and make themselves available for periodic updates and briefings with management.

          Leadership

The positions of Chairman of the Board and Chief Executive Officer are held by Mr. Cecala.

          Independence

The Nominating and Corporate Governance Committee as well as the Board at least annually review relationships that directors have with the Company to determine whether there are any material relationships that would preclude a director from being independent. A candidate is not independent if:

      -- The candidate or any member of his or her immediate family is a current or past executive officer of the Company;

      -- The candidate or any member of his or her immediate family has been employed by the present or former internal or independent registered public accounting firm of the Company within the last three years;

      -- The candidate has served as a consultant to the Company within the last three years;

      -- Any of the Company's executive officers has served on the Compensation Committee of the company by which the candidate is employed within the last three years;

      -- Loans to the candidate and his or her affiliates exceed fifty percent (50%) of the loan-to-one borrower limit of Wilmington Trust Company, the Company's principal banking subsidiary ("WTC");

      -- The candidate or any member of his or her immediate family received more than $100,000 in direct compensation, other than directors' fees, from the Company within any of the last three years;

      -- The Company's total payments to or from a firm that employs the candidate or for which his or her immediate family member is an executive officer exceeded the greater of $1 million or 2% of the firm's gross revenues within any of the last three years; or

      -- The Company's contributions to a charitable organization that employs the candidate exceeded $200,000 within any of the last three years.

Under these standards, Mss. Burger and Krug and Messrs. Collins, Crompton, Elliott, Mears, Miller, Mobley, Roselle, Sharp, Sweeney, and Tunnell are independent.

In addition, no member of the Audit Committee or his or her immediate family may have received any consulting, advisory, or other compensatory fee, other than directors' fees, from the Company in its most recent fiscal year.

          Qualifications

Directors are selected for their integrity and character, sound, independent judgment, breadth of experience, insight and knowledge, and business acumen. Leadership skills, business experience, and diversity are among the relevant criteria, which may vary over time depending on the Board's needs. The Nominating and Corporate Governance Committee considers candidates with these qualifications for recommendation to the full Board for approval.

The Board does not limit the number of other public company boards on which a director may serve.

In general, no director may stand for reelection to the Board after reaching age
69. The Board may in unusual circumstances ask a director to stand for reelection after the prescribed retirement date. A staff member director who has served as the Chief Executive Officer retires from the Board when retiring from employment with the Company.

          Orientation and Continuing Education

New directors are provided an orientation process to become familiar with the Company and its strategic plans and businesses, significant financial matters, core values and ethics, compliance programs, corporate governance practices, and other key policies and practices, through a review of background materials and meetings with senior executives. On a periodic basis, the Board is provided with continuing education relevant to its duties and responsibilities.

          Compensation

The Board believes that compensation for outside directors should be competitive. Our common stock is a key component, with payment of a portion of director compensation in the form of our stock and/or phantom stock units. Directors also receive stock options from the Company from time to time. The Compensation Committee reviews the level and form of director compensation periodically and, if appropriate, proposes changes for the Board's consideration.

          Attendance at Annual Shareholders' Meeting

Twelve of our directors attended last year's annual shareholders' meeting.

          Annual Self-Evaluation

The Board and each of the Audit, Compensation, and Nominating and Corporate Governance Committees makes an annual self-evaluation of its performance, with a particular focus on overall effectiveness.

          Access to Management and Advisors

Directors have access to the Company's management, and are encouraged to visit the Company's facilities. The Board and its committees may retain outside legal, financial, or other advisors.

          Interaction with the Investment Community, Media, and Others

The Board believes that management generally should speak for the Company and recommends that directors refer inquiries to the Company.

Board Meetings

          Selection of Agenda Items

The Chairman of the Board prepares the initial draft of the agenda for Board meetings. This is provided to the directors at least one month prior to the Board meeting, and they are encouraged to suggest items for inclusion on the agenda and may raise subjects not specifically on the agenda.

          Attendance of Senior Executives

The Board welcomes regular attendance of the Company's senior executives at Board meetings to participate in discussions. Presentation of matters to be considered by the Board are generally made by the responsible executives and their staff.

          Executive Sessions

Board meetings regularly include an executive session of all non-management directors. The chair of the Nominating and Corporate Governance Committee leads these executive sessions. Interested parties may communicate directly with the chair of the Nominating and Corporate Governance Committee as well as the Company's other independent directors at www.ethicspoint.com. All such communications are provided to the Company's senior management and Audit Committee; those addressed to individual directors or the Board generally will be provided directly to those directors.

Leadership Assessment

          Succession Planning

The Board has responsibility for selecting the Chief Executive Officer and assisting in planning for succession of members of the Company's executive management team. To assist the Board, the Chief Executive Officer periodically provides the Board with an assessment of certain of the Company's senior executives and their potential to succeed to the position of Chief Executive Officer. The Chief Executive Officer also provides the Board with an assessment of potential successors to other key positions within the Company.

          Evaluation and Compensation of the Chief Executive Officer

Through an annual process, outside directors evaluate the Chief Executive Officer's performance and the Compensation Committee sets his compensation.

          Stock Ownership Guidelines

Each of our directors is required to own 4,000 shares of our stock, and each of our senior officers is required to own a number of shares of our stock with a value equal to a multiple of his or her base salary, depending on the officer's level, within four years after first becoming a director or senior officer. These Stock Ownership Guidelines are posted on our Website at www.wilmingtontrust.com under "About Us."

          Code of Conduct and Ethics

The Company has adopted a Code of Conduct and Ethics for all of its directors and staff members, including its executive officers. This Code is posted on our Website at www.wilmingtontrust.com under "About Us," and is available in print to any shareholder who requests it. The Company will post changes to and waivers of any provisions of the Code of Conduct and Ethics applicable to these directors and executive officers on its Website promptly.

The full text of our corporate governance principles is posted on our Website at www.wilmingtontrust.com under "About Us," and is available in print to any shareholder who requests it.

                            COMMITTEES OF THE BOARD

AUDIT COMMITTEE                  Responsibilities include:

                                  --   Monitoring the quality and integrity of
                                       the Company's accounting policies,
                                       financial statements, disclosure
                                       practices, and compliance with legal and regulatory requirements
                                  --   Overseeing the independence and
                                       performance of the Company's internal
                                       auditor and independent registered public accounting firm
                                  --   Reviewing reports of governmental
                                       agencies

                                 All members of the Audit Committee are
                                 independent directors. See the Audit Committee Report on page 9.

COMPENSATION COMMITTEE           Responsibilities include:

                                  --   Providing counsel and making
                                       recommendations to the Chairman of the
                                       Board and the full Board of Directors
                                       with respect to the performance of the
                                       Chairman of the Board and Chief Executive
                                       Officer
                                  --   Advising on compensation, including
                                       salaries and employee benefits
                                  --   Administering the Company's Executive
                                       Incentive Plan, stock purchase and stock option plans, and the Directors' Deferred Fee Plan

                                 All members of the Compensation Committee are independent directors. See the Board Compensation Committee Report on Executive Compensation on pages 15 to 17.

NOMINATING AND CORPORATE         Responsibilities include:
GOVERNANCE
COMMITTEE                         --   Recommending candidates for membership on
                                       the Board of Directors and its committees
                                  --   Overseeing matters of corporate
                                       governance
                                  --   Overseeing succession planning for the
                                       Company's executive management
                                  --   Addressing significant shareholder
                                       relations issues

                                 All members of the Nominating and Corporate
                                 Governance Committee are independent directors.

                                 Each of these committees' charters is posted on our Website at www.wilmingtontrust.com under "About Us," and is available in print to any shareholder who requests it.

                              COMMITTEE MEMBERSHIP

The following chart provides information about Board committee membership and the number of meetings that each committee held in 2004.

                                                   NOMINATING AND
                                                     CORPORATE
           NAME             AUDIT   COMPENSATION     GOVERNANCE
           ----             -----   ------------   --------------
Carolyn S. Burger              X*          X               X
Ted T. Cecala
Richard R. Collins             X
Charles S. Crompton Jr.        X           X**
R. Keith Elliott               X           X**             X
Robert V. A. Harra Jr.
Gailen Krug***
Rex L. Mears                   X
Hugh E. Miller                             X**             X*
Stacey J. Mobley                           X
David P. Roselle                           X*              X
H. Rodney Sharp III                        X               X**
Thomas P. Sweeney                                          X**
Robert W. Tunnell Jr.
Number of meetings in 2004    10           3               4

*   Chairperson
** Committee member through April 2004, when the Board's committees were reappointed.
*** Appointed to the Board of Directors in December 2004.

Directors fulfill their responsibilities not only by attending Board and committee meetings, but also by communicating with the Chairman of the Board and Chief Executive Officer and other members of management relative to matters of mutual interest and concern to the Company. In 2004, seven meetings of the Board of Directors were held. No director attended less than 75% of the meetings of the Board and the committees on which he or she served in 2004.

                                 AUDIT MATTERS

Audit Committee Report

The Audit Committee provides the following report with respect to the Company's audited financial statements for the fiscal year ended December 31, 2004:

 -- The Audit Committee has reviewed and discussed with management the Company's fiscal 2004 audited financial statements;

 -- The Audit Committee has discussed with the Company's independent registered public accounting firm, KPMG LLP, the matters required to be discussed by Statement on Auditing Standards No. 61 and Staff Accounting Bulletin No. 99;

 -- The Audit Committee has received the written disclosures and letter from KPMG required by Independence Standards Board No. 1, relating to the auditors' independence from the Company and its related entities, and has discussed with the auditors their independence from the Company; and

 -- Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the fiscal 2004 audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

Submitted by the Audit Committee of the Company's Board of Directors:

          Carolyn S. Burger, Chair
          Richard R. Collins
          Charles S. Crompton Jr.
          R. Keith Elliott
          Rex L. Mears

All of the Committee's members are independent of the Company and are financially literate, and at least one member of the Committee has financial management expertise. In addition, the Company's Board of Directors has determined that each of Ms. Burger and Mr. Elliott qualify as audit committee financial experts for purposes of the Securities and Exchange Commission's rules. However, as those rules provide, neither of those individuals is thereby deemed to be an "expert" for any purpose under the securities laws or has any duty, obligation, or liability greater than the duties, obligations, and liabilities he or she would have as a member of the Audit Committee and the Board of Directors in the absence of that designation. In addition, the designation of those individuals as audit committee financial experts does not affect the duties, obligations, or liabilities of any other member of the Audit Committee or the Board of Directors.

While the Audit Committee oversees the Company's financial reporting process for the Board of Directors consistent with that Committee's charter, the Company's management has primary responsibility for this process and for the preparation of the Company's consolidated financial statements in accordance with U.S. generally accepted accounting principles. The responsibility for the completeness and accuracy of the Company's financial statements rests with its management. In addition, our independent registered public accounting firm and not the Audit Committee is responsible for auditing those financial statements. None of the Committee's members is a certified public accountant, and each member of the Committee is entitled to rely on the integrity of persons and organizations within and outside the Company from which he or she receives information and the accuracy of the financial and other information provided to the Committee.

The Audit Committee or the Chair of the Audit Committee pre-approves audit, review, and attest engagements and permissible non-audit services the Company's independent registered public accounting firm provides, or those services are performed in accordance with pre-approval policies and procedures the Audit Committee has established.

The Company's policies with respect to the approval and pre-approval of services the independent registered public accounting firm provides are reflected in the Independent Registered Public Accounting Firm Services Policy the Audit Committee has adopted and which is attached to this proxy statement as part of Exhibit A.

Audit, Audit-Related, Tax, and All Other Fees

The following table represents fees for professional services rendered by KPMG for the audit of the Company's annual consolidated financial statements in 2004 and fees for other services rendered by KPMG in 2004 and 2003:

                              2004          2003
                           ----------     --------
Audit fees(1)              $2,348,390     $646,546
Audit-related fees(2)      $  380,895     $381,962
Tax fees(3)                $   24,960     $ 46,332
All other fees             $       --     $     --
                           ----------     --------

(1) Audit fees for 2004 included approximately $1.3 million for compliance with
    Section 404 of the Sarbanes-Oxley Act. The Company also spent approximately $600,000 in consulting expense for other third parties in 2004 and 30,000 hours of staff time in connection with its Section 404 compliance efforts.

(2) Audit-related fees for 2004 consisted principally of: audits of financial statements of employee benefit plans, common trust funds, and the Company's broker-dealer and other subsidiaries; and accounting consultation regarding potential acquisitions.

(3) Tax fees for 2004 consisted of tax consulting and advice in connection with potential acquisitions; review of federal and state tax returns; and advice related to international and state tax issues.

The Audit Committee has considered whether the provision of the foregoing audit, audit-related, and tax services is compatible with maintaining KPMG's independence, and believes that it is.

Independence and Audit Committee Charter

Each member of the Audit Committee is "independent" under the definition of independence contained in the New York Stock Exchange's current listing standards. The Board of Directors has adopted a written Audit Committee Charter.

Representatives of KPMG are expected to be present at our Annual Meeting, will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

                            DIRECTORS' COMPENSATION

The Company paid its outside directors an annual retainer of $15,000 and a $2,000 fee for each Board meeting they attended in 2004. It also paid them a $1,200 fee for each committee meeting they attended. The Chairpersons of the Compensation Committee and the Nominating and Corporate Governance Committee receive an additional $2,500 annually; the Chairperson of the Audit Committee receives an additional $5,000 annually. A total of seven Board meetings and 17 committee meetings were held in 2004. The annual retainer will increase to $20,000 beginning in 2005.

Directors receive the first half of their annual retainer in the Company's common stock. Each director may elect to receive the second half of the annual retainer either in cash or the Company's common stock. Directors can elect each year to defer receipt of the cash and/or stock portion of their directors' fees until they are no longer a director.

If a director elects to defer receipt of any cash portion of his or her directors' fees, he or she may elect to earn a yield on the deferred portion based on (1) yields WTC pays on certain of its deposit products and/or (2) changes in the price of the Company's common stock, together with dividends on that stock. If a director elects to defer receipt of any stock portion of his or her director's fees, the deferred portion will accrue dividends until paid.

Under the 2002 Long-Term Incentive Plan, which was approved by shareholders, directors also are entitled to receive stock options. Twenty-three thousand five hundred nonstatutory stock options have been granted to each outside director except for Ms. Krug; five thousand nonstatutory stock options have been granted to Ms. Krug. Options in respect of 717,981 shares remain available for grant under that plan.

Directors who are also officers of the Company do not receive any fees or other compensation for service on any committee.

                           PROPOSALS YOU MAY VOTE ON

                     PROPOSAL ONE -- ELECTION OF DIRECTORS

There are four nominees in the Company's Class of 2008 for election as directors this year. Detailed information on each is provided below. Each class of directors is elected for a three-year term. If any director is unable to stand for re-election, your Board may reduce its size or designate a substitute.

If a substitute is designated, proxies voting on the original director candidate will be cast for the substituted candidate.

YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THESE DIRECTORS.

                              NOMINEE BIOGRAPHIES

                                 CLASS OF 2008
                            VOTING IS FOR THIS CLASS

Carolyn S. Burger, Age 64
Director since 1991

Ms. Burger was a principal in CB Associates, Inc., a consulting firm specializing in legislation, technology deployment for senior executives, and executive coaching, from 1996 through 2002. She served as President and Chief Executive Officer of Bell Atlantic -- Delaware, Inc. from 1991 to 1996. Ms. Burger also is a director of PJM Interconnection, L.L.C.

Robert V. A. Harra Jr., Age 55
Director since 1996

Mr. Harra has served as a director, President, and Chief Operating Officer of the Company since 1996.

Rex L. Mears, Age 63
Director since 1992

Mr. Mears has served as President of Ray S. Mears and Sons, Inc., a farming corporation, since 1967.

Robert W. Tunnell Jr., Age 50
Director since 1992

Mr. Tunnell became managing partner of Tunnell Companies, an owner and developer of real estate, in 1981.

The following individuals currently serve as directors in the two other classes. Their terms will end at the annual shareholders' meetings in 2006 and 2007, respectively

                    CLASS OF 2006 -- ONE YEAR TERM REMAINING
        THIS CLASS WAS ELECTED AT THE 2003 ANNUAL SHAREHOLDERS' MEETING

Ted T. Cecala, Age 55
Director since 1996

Mr. Cecala became a director, Chairman of the Board, and Chief Executive Officer of the Company and WTC in 1996. Mr. Cecala also serves as a member of the Board of Managers of each of Cramer Rosenthal McGlynn, LLC, Roxbury Capital Management, LLC, and Balentine Delaware Holding Company, LLC.

Richard R. Collins, Age 68
Director since 1989

Mr. Collins became Chairman of Collins, Inc., a consulting firm for various insurance industry associations and financial and non-financial companies focusing on international expansion, in 1993. He previously served as Chief Executive Officer and Chief Operating Officer of American Life Insurance Company from 1981 to 1992.

Hugh E. Miller, Age 69
Director since 1982

Mr. Miller retired as Vice Chairman of ICI Americas in 1990. He served with its parent, Imperial Chemical Industries PLC, for 20 years until 1990, including in management positions in Europe and the United States. Mr. Miller also serves as Chairman of the Board of MGI PHARMA, Inc.

David P. Roselle, Age 65
Director since 1991

Mr. Roselle has served as President of the University of Delaware since 1990.

Thomas P. Sweeney, Age 68
Director since 1983

Mr. Sweeney has served as a member of the law firm of Richards, Layton & Finger, P.A. since 1967.

                    CLASS OF 2007 -- TWO YEAR TERM REMAINING
        THIS CLASS WAS ELECTED AT THE 2004 ANNUAL SHAREHOLDERS' MEETING

Charles S. Crompton Jr., Age 68
Director since 1982

Mr. Crompton is of counsel in the law firm of Potter, Anderson & Corroon since January 2000. He previously served as a partner in that firm from 1966 to 1999.

R. Keith Elliott, Age 62
Director since 1997

Mr. Elliott is retired Chairman and Chief Executive Officer of Hercules Incorporated. From 1991 through April 2000, he served the company as Chairman and Chief Executive Officer, President and Chief Executive Officer, President and Chief Operating Officer, and Executive Vice President and Chief Financial Officer. He is a lead director of Checkpoint Systems, Inc. and a director of The Institute for Defense Analyses.

Gailen Krug, Age 50
Director since 2004

Ms. Krug has served as Chief Investment Officer and Vice President of Waycrosse, Inc., a private investment company that oversees two globally diversified portfolios of financial assets, since 1999.

Stacey J. Mobley, Age 58
Director since 1991

Mr. Mobley has served as Senior Vice President, General Counsel, and Chief Administrative Officer of E.I. du Pont de Nemours and Company since 2000.

H. Rodney Sharp III, Age 69
Director since 1998

Mr. Sharp served in several management positions at E.I. du Pont de Nemours and Company from 1961 to 1991, and retired from that company in 1991. He is a director of that company.

                    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

The following contains information about the Company's executive officers who are not directors.

Howard K. Cohen, Age 56
Executive officer since 1992

Mr. Cohen became an Executive Vice President of the Company and of WTC in 2002. He previously served as a Senior Vice President of the Company since 2001 and as a Senior Vice President of WTC in its Corporate Client Services Department since 1992. He is scheduled to retire from the Company on March 31, 2005.

Michael A. DiGregorio, Age 58
Executive officer since 2003

Mr. DiGregorio became a Senior Vice President, Secretary, and General Counsel of the Company and of WTC in 2003. He previously served as Vice President and Secretary of the Company from 2001 to 2003 and as Vice President of WTC from 1991 to 2003.

William J. Farrell II, Age 46
Executive officer since March 2005

Mr. Farrell became an Executive Vice President of the Corporation and WTC in 2002. In March 2005, he assumed oversight of WTC's Corporate Client Services Department. He previously oversaw all areas of WTC's Trust Operation and Systems Development and Information Technology Departments since 1998.

David R. Gibson, Age 47
Executive officer since 1992

Mr. Gibson became an Executive Vice President and Chief Financial Officer of the Company and of WTC in 2002. He previously served as Senior Vice President and Chief Financial Officer of the Company since 1997 and of WTC since 1996.

Gerald F. Sopp, Age 48
Executive officer since 2003

Mr. Sopp became Vice President and Controller of the Company in 2000. Previously, he served as Vice President and Controller of the Clarks Companies, NA from 1993 to 2000.

Rodney P. Wood, Age 44
Executive officer since 1999

Mr. Wood became an Executive Vice President of the Company and WTC in 2002. He previously served as a Senior Vice President of the Company since 2001 and as a Senior Vice President of WTC in its Wealth Advisory Services Department since 1999.

                      OWNERSHIP OF WILMINGTON TRUST STOCK

The following table includes shares in the Company beneficially owned by each director and nominee, each executive officer named in the Summary Compensation Table on page 18, and by all directors and executive officers as a group as of December 31, 2004.

Under rules of the Securities and Exchange Commission, "beneficial ownership" includes shares for which an individual, directly or indirectly, has or shares voting or investment power, whether or not the shares are held for the individual's benefit.

                                                                                             Phantom
Name of                                                                         Percent of    Stock
Beneficial Owner       Amount and Nature of Beneficial Ownership      Total       Class      Units(5)
----------------       ------------------------------------------   ---------   ----------   --------
                         (Number     Voting and/or
                       of Shares)      Investment      Right to
                        Direct(1)       Power(2)      Acquire(4)
                       -----------   --------------   -----------
C. S. Burger               5,506               0           8,000       13,506
T. T. Cecala             300,326               0         467,380      767,706      1.13%
H. K. Cohen               21,688             345          88,000      110,033
R. R. Collins              7,170           5,286           8,000       20,456
C. S. Crompton Jr.         7,441           9,000           8,000       24,441                 8,989
R. K. Elliott              5,396               0           8,000       13,396                 2,601
D. R. Gibson              47,799              90         104,070      151,959
R.V.A. Harra Jr.         297,724             565         281,648      579,937
G. Krug                        0               0               0            0
R. L. Mears                  205          10,345           8,000       18,550
H. E. Miller               3,494          11,600           8,000       23,094                 8,663
S. J. Mobley               4,949               0           8,000       12,949                 4,764
D. P. Roselle              8,342               0           8,000       16,342
H. R. Sharp III            6,012       2,111,680(3)        8,000    2,125,692      3.15%
T. P. Sweeney                  0          20,249           8,000       28,249                 7,558
R. W. Tunnell Jr.         72,828         332,493           8,000      413,321
R. P. Wood                10,457           3,278         104,666      118,401
Directors, Nominees,
and Executive
Officers as a Group
(19 persons)             806,605       2,506,731       1,154,264    4,467,600      6.62%
                         =======       =========       =========    =========      ====

(1) This column includes stock held by directors and executive officers or certain members of their immediate families.

(2) This column includes stock for which directors or executive officers are deemed to have sole or shared voting power.

(3) Since he may be deemed in his capacity as trustee of a non-profit entity to have voting and/or investment power directly or indirectly, of 2,111,680 shares that entity holds, Mr. Sharp is listed as the beneficial owner of those shares.

(4) This column includes shares which directors or executive officers have the right to acquire within 60 days after December 31, 2004.

(5) These phantom stock units were acquired in lieu of directors' fees. Their value is based on the market price of our common stock, together with dividends on that stock. The units can be redeemed only for cash following termination of the individual's service as a director, and do not have voting rights.

                     BOARD COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

General

We award compensation to executive officers to assure that we can continue to be able to attract, motivate, and retain executives of outstanding abilities. To achieve this, we provide compensation for executive officers at levels broadly comparable to those earned by executive officers at institutions with comparable characteristics and financial performance. In compensating our executive officers, we compare the Company's growth in net income to the corresponding performance of those institutions, the performance of the executive's area of responsibility against business plan objectives that have been established for that area, and his or her leadership and contribution to the Company's financial goals.

Our executive compensation program also rewards our executive officers for their long-term strategic management to enhance shareholder value. We do this by providing executive officers with ownership interests in the Company through restricted stock and stock options. Since the ultimate value of the stock made available through these awards depends on the Company's success, restricted stock and stock options provide executive officers with continuing incentives long after the award is granted.

The key elements of our compensation program for executive officers are base salary, the Executive Incentive Plan (including restricted stock that may be awarded under that plan), and the Company's long-term incentive plans. The Compensation Committee's policies with respect to each of these elements, including the basis for the compensation awarded to Mr. Cecala, are discussed below. The Compensation Committee takes into account the full compensation package the Company provides each individual, including pension, insurance, and other benefits, in addition to the programs described below. In reviewing the performance of the Company's executive officers other than Mr. Cecala, the Compensation Committee takes his views into account.

Base Salaries

We determine base salaries for each executive officer by evaluating his or her responsibilities and performance and experience in rendering that performance. We also consider the competitive market for executive talent, and compare salaries we pay our executive officers to those paid to executive officers at comparable institutions.

The Company typically adjusts executive officers' salaries annually to take into account its and the individual's performance, as well as any changes in the executive officer's responsibilities during the year. We also consider the financial results of the business department over which the executive officer has responsibility and his or her leadership and contribution to the Company's financial goals.

Executive Incentive Plan

We adopted and the Company's shareholders approved our 2004 Executive Incentive Plan (the "Incentive Plan") to provide the opportunity for key executives to earn cash and stock awards that recognize and reward the achievement of corporate performance goals. The Chief Executive Officer, the President, and other officers the Compensation Committee designates from time to time participate in the Incentive Plan. For 2004, seven officers participated in the Plan.

The Compensation Committee can establish one or more quantitative or qualitative performance goals or other criteria as the basis for awarding executives bonuses under that plan. Under the Incentive Plan, the Company is able to deduct compensation paid to executive officers a portion of whose compensation would be subject to Section 162(m) of the Internal Revenue Code ("Section 162(m) Participants"). For Section 162(m) Participants whose bonuses we want to be able to deduct, the performance goals are based on any combination the Compensation Committee selects of income, net income, growth in income or net income, earnings per share, growth in earnings per share, cash flow measures, return on equity, return on assets, return on investment, loan loss reserves, market share, fees, growth in fees, assets, growth in assets, stockholder return, stock price, achievement of balance sheet or income statement objectives, expenses, reduction in expenses, chargeoffs, nonperforming assets, market share, and overhead ratio. Those goals may be company-wide or on a departmental, divisional, regional, or individual basis. Any goal may be measured in absolute terms, by reference to internal performance targets, or as compared to another company or companies.

In evaluating business line performance for purposes of making awards under the Incentive Plan, the Compensation Committee considers, among other factors, the percentage growth in net income for the Company's banking and fee-based businesses compared to peer institutions of the Company and the Company's performance against various components of the Company's business plan. The percentage growth in net income of the Company's banking business ranked seventh among the performance of a company-constructed 13 member banking-oriented peer group that includes Associated Bank-Corp, BOK Financial Corporation, City National Corporation, Commerce Bancorp, Inc., Commerce Bancshares, Inc., Compass Bancshares, Inc., FirstMerit Corporation, Fulton Financial Corporation, Hibernia Corporation, Mercantile Bankshares Corporation, Valley National Bancorp, and Zions Bancorporation. The percentage growth in net income of the Company's fee-based businesses ranked eighth among the performance of a company-constructed eight member peer group of fee-oriented banks that includes The Bank of New York Company, Inc., Boston Private Financial Holdings, Inc., Bryn Mawr Bank Corporation, Investors Financial Services Corp., Mellon Financial Corporation, Northern Trust Corporation, and the PNC Financial Services Group, Inc. (all institutions in the banking-oriented peer group and the fee-oriented peer group are hereinafter collectively referred to as the "Peer Group"). For 2004, payments under this plan to the seven officers who participated in the plan aggregated $1,415,221 compared to $2,215,103 for the ten officers who participated in the plan's predecessor in 2003.

A portion of awards granted under the Incentive Plan typically is made in the form of restricted stock. Restricted stock awards generally vest over three years at the rate of one-third of the award each year, and are subject to forfeiture prior to vesting. Any value that accrues to our officers from restricted stock is based entirely on our stock performance, and bears a direct relationship to the value our shareholders realize.

Long-Term Incentive Plan

Under the Company's 2002 Long-Term Incentive Plan, which shareholders have approved, cash-based and stock-based awards may be made. Stock options granted under that plan have an exercise price equal to the last sale price of our stock on the date of grant, typically vest in between one to three years, and have terms of up to ten years. In granting stock options, we do not consider the number of options an executive officer received previously, but we do consider changes in the executive officer's duties and responsibilities during the year. We do not employ any formula in awarding options. That plan is terminating on April 17, 2005, and our 2005 Long-Term Incentive Plan is being submitted to our shareholders for approval as described at pages 25 through 28 of this proxy statement.

All stock options are granted with exercise prices equal to the fair market value of the Company's stock on the date they are granted. Accordingly, any value that accrues to our officers from stock options is based entirely on our stock performance, and bears a direct relationship to the value our shareholders realize.

Compensation of Chief Executive Officer

In establishing Mr. Cecala's compensation, the Compensation Committee considered the same basic factors as those described above for all members of the Company's executive management, including especially:

 -- The Company's performance against its business plan and the Peer Group in the percentage growth in net income;

 -- The base salaries, annual bonuses, and stock option awards paid to top executives at institutions with comparable characteristics and financial performance; and

 -- The development under the Company's strategic planning process to expand significantly and profitably the geographic outreach of its fee-based businesses.

Submitted by the Compensation Committee of the Company's Board of Directors:

            David P. Roselle, Chair
            Carolyn S. Burger
            Hugh E. Miller
            Stacey J. Mobley
            H. Rodney Sharp III

Tax Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code (the "Code") and the regulations thereunder (collectively, "Section 162(m)") prohibits companies from deducting compensation paid to certain executive officers in excess of $1 million unless that compensation is "performance-based." Compensation attributable to the Company's stock options is performance-based, and the Incentive Plan is designed so that compensation attributable to awards under that plan can qualify as "performance-based."

The Compensation Committee believes it is unlikely that the Company paid any amounts in respect of 2004 that will result in our loss of a federal income tax deduction under Section 162(m).

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee's members are David P. Roselle (Chair), Carolyn S. Burger, Huge E. Miller, Stacey J. Mobley, and H. Rodney Sharp III. No member of the Compensation Committee is a current or past officer or employee of the Company. No executive officer of the Company serves as a member of the compensation committee or Board of Directors of any other company whose members include an individual who also serves on our Board of Directors or the Compensation Committee.

Ms. Burger and Mr. Sharp are indebted to WTC on the same terms and conditions as those for comparable transactions with others.

                           SUMMARY COMPENSATION TABLE

The following table shows information about compensation the Company awarded over the last three years to its chief executive officer and its four other most highly compensated executive officers (the "Named Executive Officers").

                                                                                               Long-Term
                                Annual Compensation                                       Compensation Awards
-----------------------------------------------------------------------------------------------------------------------------
(a)                        (b)   (c)          (d)                         (f)                                 (i)
                                                           (e)            Restricted   (g)          (h)
                                                           Other Annual   Stock        Securities   LTIP
Name and                         Salary       Bonus        Compensation   Awards       Underlying   Payouts   All Other
Principal Position         Year   ($)         ($)(1)            ($)       ($)(2)       Options(3)   ($)       Compensation(4)
------------------         ----  ------       ------       ------------   ----------   ----------   -------   ---------------
Ted T. Cecala,             2004  $  588,154   $  467,301          --       $138,010      90,000        --         $ 8,340
Chairman of the Board and  2003  $  567,769   $  480,036          --              0      90,000        --         $ 8,280
Chief Executive Officer    2002  $  550,000   $  625,240          --              0      90,000        --         $ 7,780

Robert V.A. Harra, Jr.,    2004  $  423,731   $  367,698          --       $ 90,321      40,000        --         $ 8,430
President and Chief        2003  $  410,000   $  314,162          --              0      40,000        --         $ 6,307
Operating Officer          2002  $  410,000   $  396,388          --              0      40,000        --         $ 5,985

Rodney P. Wood,            2004  $  337,115   $  291,805          --       $ 92,052      30,000        --         $ 8,099
Executive Vice             2003  $  317,308   $  320,182          --              0      30,000        --         $ 7,410
President                  2002  $  283,115   $  252,574          --              0      26,000        --         $ 7,438

Howard K. Cohen,           2004  $  238,077   $  172,224          --       $ 38,604      20,000        --         $ 7,640
Executive Vice             2003  $  228,077   $  134,276          --              0      20,000        --         $ 7,140
President                  2002  $  214,346   $  156,105          --              0      10,000        --         $ 6,971

David R. Gibson,           2004  $  223,269   $  129,007          --       $ 33,988      20,000        --         $ 7,608
Executive Vice             2003  $  214,365   $  118,221          --              0      20,000        --         $ 7,303
and Chief Financial        2002  $  206,087   $  156,913          --              0      15,000        --         $ 6,911
  Officer

Total Salary, Bonus, and
All Other Compensation     2004  $1,810,346   $1,428,035                                                          $40,117
  for Named Executive      2003  $1,737,519   $1,366,877                                                          $36,440
  Officers(5)              2002  $1,663,404   $1,694,491                                                          $35,103

(1) Includes awards made under the Incentive Plan (described on pages 15 and 16 above) and, for 2002, our Profit-Sharing Bonus Plan (the "Profit-Sharing Bonus Plan") in respect of services performed during the year. The Profit-Sharing Bonus Plan was terminated in 2003.

(2) As required by the Securities and Exchange Commission's rules, the dollar amounts in this column are based on the closing price of our stock on the date of grant while the dollar amounts in this footnote are based on the closing price of our stock at December 31, 2004. At December 31, 2004, Mr. Cecala owned 3,727 shares of restricted stock with a value of $134,731, Mr. Harra owned 2,439 shares of restricted stock with a value of $88,170, Mr. Wood owned 2,486 shares of restricted stock with a value of $89,869, Mr. Cohen owned 1,042 shares of restricted stock with a value of $37,668, and Mr. Gibson owned 918 shares of restricted stock with a value of $33,186. One-third of these shares vests each year following the grant, and dividends are payable on the shares prior to vesting.

These restricted shares were issued in lieu of 20% of the cash bonus otherwise payable to the Named Executive Officers in 2004. Since it is in the form of restricted stock, this portion of each executive's bonus is subject to forfeiture prior to vesting.

(3) The number of options granted reflect the 100% stock dividend the Company paid on June 17, 2002.

(4) Represents: (a) the Company's contributions to its 401-k Thrift Savings Plan for Mr. Cecala of $6,060 in 2004, $6,000 in 2003, and $5,500 in 2002; Mr. Harra
of $6,150 in 2004, $4,027 in 2003, and $3,705 in 2002; Mr. Wood of $6,150 in
2004, $6,000 in 2003, and $5,500 in 2002; Mr. Cohen of $6,500 in 2004, $6,000 in
2003, and $5,500 in 2002; and Mr. Gibson of $6,150 in 2004, $6,000 in 2003, and
$5,500 in 2002; and (b) premiums the Company paid for term life insurance for each of Messrs. Cecala and

Harra of $2,280 in each of 2004, 2003, and 2002; Mr. Wood of $1,949 in 2004,
$1,410 in 2003, and $1,938 in 2002; Mr. Cohen of $1,140 in each of 2004 and 2003 and $1,471 in 2002; and Mr. Gibson of $1,458 in 2004, $1,303 in 2003, and $1,411
in 2002.

(5) The numbers in this line for 2002 include salary, bonus, and other compensation paid to Robert A. Matarese and Robert J. Christian, who were executive officers in those years, but do not include those for Mr. Cohen or Mr. Gibson.

No named Executive Officer received perquisites in 2004 valued at more than $6,000.

                               OPTION GRANT TABLE

The following table presents additional information about the option awards in the Summary Compensation Table for 2004. (1)

                                    Option Grants in Last Fiscal Year
                                                                    Potential Realizable Value at Assumed
                                                                         Annual Rates of Stock Price
                            Individual Grants                          Appreciation for Option Term(2)
                       ---------------------------                 ---------------------------------------
(a)                    (b)          (c)              (d)           (e)           (f)           (g)
                       Number of      Percent of
                       Securities   Total Options
                       Underlying   Granted To All   Exercise Or
                        Options      Employees in    Base Price    Expiration
        Name            Granted      Fiscal Year      ($/Share)       Date          5%($)        10%($)
        ----           ----------   --------------   -----------   ----------       -----        ------
Ted T. Cecala            90,000          9.1%          $37.02       2/24/2014    $2,095,351    $5,310,031
Robert V. A. Harra       40,000          4.0%          $37.02       2/24/2014       931,267     2,360,014
Rodney P. Wood           30,000          3.0%          $37.02       2/24/2014       698,450     1,770,010
Howard K. Cohen          20,000          2.0%          $37.02       2/24/2014       465,634     1,180,007
David R. Gibson          20,000          2.0%          $37.02       2/24/2014       465,634     1,180,007

(1) These options vest three years after grant, expire ten years after grant, and may be terminated earlier (a) at the termination of the officer's employment if his or her employment ceases for any reason other than retirement, death, or disability or (b) upon the earlier of (1) the end of the option's term or (2) three years after the officer's death, retirement, or disability.

(2)      These values are computed on a pre-tax basis.

                   OPTION EXERCISES AND YEAR-END VALUE TABLE

The table below presents information about (1) options exercised during 2004 by the Named Executive Officers and (2) the amount and value of unexercised options as of December 31, 2004.

                      Aggregated Option Exercises in Last
                  Fiscal Year and Fiscal Year-End Option Value

(a)                    (b)           (c)              (d)                         (e)
                         Shares                           Shares Underlying         Value of Unexercised
                        Acquired                       Unexercised Options at      In-the-Money Options at
                       on Exercise   Value Realized      Fiscal Year End(#)         Fiscal Year End($)(2)
        Name           (Number)(1)       ($)(1)       Exercisable/Unexercisable   Exercisable/Unexercisable
        ----           -----------   --------------   -------------------------   -------------------------
Ted T. Cecala             6,000         $155,550           467,380/180,000           $4,966,615/$741,600
Robert V. A. Harra       13,600         $342,516            281,648/80,000           $3,688,309/$329,600
Rodney P. Wood            6,268         $ 30,372            104,666/60,000           $  780,793/$247,200
Howard K. Cohen          11,090         $217,218             88,000/40,000           $  816,695/$164,800
David R. Gibson           9,000         $178,798            102,638/40,000           $1,014,137/$164,800

(1) Value realized reflects the difference between the market value of the Company's stock on the date the option was exercised and the exercise price, multiplied by the number of shares acquired upon exercise.

(2) These values are computed on a pre-tax basis, and reflect the difference between the last sale price of the Company's stock on December 31, 2004, and the exercise price of each option the Named Executive Officer holds, or the total amount by which the officer's options were "in the money" at that date.

             LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

The following table presents additional information about the restricted stock granted to the Named Executive Officers in 2004 reflected in the Summary Compensation Table. This restricted stock was received in lieu of 20% of the cash bonus otherwise payable to the Named Executive Officers in 2004. Since it is in the form of restricted stock, this portion of each executive's bonus is subject to forfeiture prior to vesting.

                                                                           Estimated Future Payouts under
                                                                             Non-Stock Price-Based Plans
                                                                           -------------------------------
            (a)                     (b)                                       (d)        (e)        (f)
                                 Number of                 (c)
                               Shares, Units,     Performance or Other
                                  or Other       Period Until Maturation   Threshold    Target    Maximum
            Name                 Rights(#)            or Payout(1)         ($ or #)    ($ or #)   ($ or #)
----------------------------------------------------------------------------------------------------------
Ted T. Cecala                      3,727                2/25/2005             N/A        N/A        N/A
                                                        2/25/2006
                                                        2/25/2007
Robert V.A. Harra Jr.              2,439                2/25/2005             N/A        N/A        N/A
                                                        2/25/2006
                                                        2/25/2007
Rodney P. Wood                     2,486                2/25/2005             N/A        N/A        N/A
                                                        2/25/2006
                                                        2/25/2007
Howard K. Cohen                    1,042                2/25/2005             N/A        N/A        N/A
                                                        2/25/2006
                                                        2/25/2007
David R. Gibson                      918                2/25/2005             N/A        N/A        N/A
                                                        2/25/2006
                                                        2/25/2007

                          CHANGE IN CONTROL AGREEMENTS

The Company has entered into change in control agreements with eight of its officers. These provide severance pay and continuation of certain benefits if a "Change in Control" occurs. To receive benefits under the agreements, an officer's employment must be terminated involuntarily, either actually or constructively, without cause within two years after a Change in Control.

In general, the agreements deem a "Change in Control" to have occurred if any of the following happens:

      --  The Company or WTC consolidates or merges with a third party;

      -- The Company or WTC transfers substantially all assets to a third party or completely liquidates or dissolves;

      -- A third party acquires any combination of beneficial ownership of and voting proxies for more that 15% of the Company's or WTC's voting stock or the ability to control the election of the Company's directors or its management or policies;

      -- The persons serving as the Company's directors on February 29, 1996, and those replacements or additions subsequently nominated by that Board or by persons nominated by them, are no longer at least a majority of the Company's Board; or

      -- A regulatory agency determines that a change in control of the Company has occurred.

Under these agreements, the officer is entitled to severance pay in a lump sum of 115% times three years' of the officer's (1) highest base salary in the 12 months preceding the termination of his or her employment and (2) bonus and incentive payments for the preceding calendar year, all discounted to present value. In addition, the officer generally would receive medical, life, disability, and health-and-accident benefits at the Company's expense for three years.

                              RETIREMENT BENEFITS

The table below shows the estimated annual retirement benefits payable to a covered participant based on the final average pay formulas of the Company's Pension Plan and Supplemental Executive Retirement Plan (the "SERP").

PENSION TABLE(1)    Annual Retirement Benefits with Years of Service Indicated on
    Average                             December 31, 2004(1)
     Annual        ---------------------------------------------------------------
    Earnings       15 Years   20 Years   25 Years   30 Years   35 Years   40 Years
    --------       --------   --------   --------   --------   --------   --------
    $ 200,000      $34,244    $42,725    $51,205    $59,686    $68,166    $ 76,647
      400,000      120,000    160,000    200,000    240,000    240,000     240,000
      600,000      180,000    240,000    300,000    360,000    360,000     360,000
      800,000      240,000    320,000    400,000    480,000    480,000     480,000
    1,000,000      300,000    400,000    500,000    600,000    600,000     600,000
    1,200,000      360,000    480,000    600,000    720,000    720,000     720,000
    1,400,000      420,000    560,000    700,000    840,000    840,000     840,000
    1,600,000      480,000    640,000    800,000    960,000    960,000     960,000

----------------------------------

(1) The table above reflects annual retirement benefits with years of service indicated on December 31, 2004. The benefits listed in the table are not subject to deduction of Social Security or other offset amounts. The Social Security-covered compensation level and the primary insurance amount are based on reaching age 65 on December 31, 2004.

The Company provides retirement benefits for staff members, including executive officers. The normal retirement benefit for executive officers is the sum of benefits provided by the Pension Plan and the SERP. The normal annual retirement benefit from the Pension Plan is the greater of:

(a) 1.5% of the officer's average annual earnings for the five-year period ending December 31, 1993, multiplied by years of service as of December 31, 1993; or

(b) (1) 1.5% of the officer's average annual earnings for the five-year period ending December 31, 1987, less 1.25% of the Social Security Primary Insurance Amount (the "PIA") as of December 31, 1987, all multiplied by years of service as of December 31, 1987; plus (2) 1.0% of the officer's earnings during 1988 up to one-half of the 1988 Social Security taxable wage base, plus 1.8% of earnings during 1988 in excess of one-half of the Social Security taxable wage base; plus (3) for each year after 1988, 1.25% of the officer's earnings in that year up to one-half of the Social Security taxable wage base for that year (the "SSTWB"), plus 1.6% of earnings during that year in excess of one-half of the SSTWB.

For purposes of determining amounts to which participants are entitled under the Pension Plan, for years before 1994, earnings include base salary and amounts paid under the Profit-Sharing Bonus Plan, but do not include incentive payments. For years after 1993, earnings also include incentive payments. The normal form of pension provided under the Pension Plan is a 50% joint and survivor benefit. For purposes of determining benefit accruals under the Pension Plan, annual earnings were limited to $205,000 through December 31, 2004.

The normal monthly retirement benefit from the SERP is 60% of the officer's average monthly earnings for the 60-month period ending with his or her retirement date, multiplied by a fraction the numerator of which is the officer's years of credited service at retirement and the denominator of which is 30. All such amounts are reduced by benefits payable from the Pension Plan.

For purposes of determining amounts to which participants are entitled under the SERP, average monthly earnings include base salary and amounts paid under the profit-sharing bonus plan and executive incentive plans. The SERP pays a monthly pension, beginning at the same time the officer begins to receive his or her Pension Plan benefit, in the form of a single life annuity or a 50% joint and survivor annuity. Benefits under the SERP begin to vest after five years' participation in the plan at the rate of one-fifteenth per year, but accelerate and vest in full (a) upon reaching 55 with ten years participation or (b) in the event of a "Change in Control" as that term is defined in the change in control agreements discussed on pages 21 and 22.

The estimated years of credited service under the Pension Plan and SERP through December 31, 2004, for each of the Named Executive Officers are: Mr.
Cecala - 25.2 years; Mr. Harra - 31.6 years; Mr. Wood - 5.5 years; Mr. Cohen -
21.6 years; and Mr. Gibson - 21.7 years.

                            STOCK PERFORMANCE GRAPH

The line graph below compares cumulative total stockholder return (1) over the past five years for the Company's common stock with (a) all companies in the Standard and Poor's 500 Index and (b) institutions in the Keefe, Bruyette & Woods 50 Bank Index.(2)

                           [Stock Performance Graph]

                                                           12/31/99  12/31/00  12/31/01  12/31/02  12/31/03  12/31/04
 Wilmington Trust Corporation                                $ 100   $ 133.16  $ 140.18  $ 144.88  $ 170.42  $ 176.43
 Keefe, Bruyette & Woods, 50 Bank Index                      $ 100   $ 120.06  $ 115.12  $ 107.01  $ 143.42  $ 157.84
 S&P 500 Index                                               $ 100   $  90.89  $  80.14  $  62.47  $  80.35  $  89.07

NOTES TO STOCK PERFORMANCE GRAPH

(1) Cumulative total stockholder return includes appreciation in stock price and assumes the reinvestment of dividends.

     The graph reflects appreciation in stock price assuming an initial investment of $100 at the close of business on December 31, 1999. The table below the graph reflects the graph's data points.

(2) The Keefe, Bruyette & Woods 50 Bank Index is a market-capitalization-weighted bank stock index that includes all money center banks and most major regional banks, and is meant to be representative of the stock price performance of large banks throughout the United States.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires the Company's directors and executive officers and certain others to file reports of their ownership of our stock with the SEC and the New York Stock Exchange.

After reviewing copies of those forms it has received and written representations, the Company believes that all required filings were made on a timely basis.

TRANSACTIONS WITH MANAGEMENT

Certain of the Company's subsidiaries have banking transactions in the ordinary course of business with directors, officers, and their associates on the same terms, including interest rates and collateral on loans, as those prevailing at the time for comparable transactions with others and that do not involve more than the normal risk or collectibility or present other unfavorable features.

During 2004, the firm of Richards, Layton & Finger, P.A., of which Thomas P. Sweeney, a director of the Company, is a member, rendered legal services to the Company.

AVAILABILITY OF FORM 10-K

THE COMPANY WILL FILE WITH THE SEC AN ANNUAL REPORT ON FORM 10-K FOR 2004. THE COMPANY WILL PROVIDE A COPY OF THAT REPORT ON WRITTEN REQUEST WITHOUT CHARGE TO ANY PERSON WHOSE PROXY IT IS SOLICITING. PLEASE ADDRESS YOUR REQUEST TO ELLEN J. ROBERTS, VICE PRESIDENT, INVESTOR RELATIONS, WILMINGTON TRUST CORPORATION, RODNEY SQUARE NORTH, 1100 NORTH MARKET STREET, WILMINGTON, DELAWARE 19890.

                         PROPOSAL TWO - APPROVAL OF THE
                         2005 LONG-TERM INCENTIVE PLAN

Your Board of Directors adopted the 2005 Long-Term Incentive Plan on February 24, 2005. Under that plan, we can award both cash-based and stock-based awards. In addition, non-employee directors will receive payment of the first half, and may elect to receive payment of the second half, of their annual retainers in our common stock.

The 2005 Long-Term Incentive Plan's primary purpose is to assist the Corporation in attracting and retaining highly competent officers, other key staff members, directors, and advisory board members of the Corporation and its subsidiaries and affiliates. The plan will act as an incentive in motivating key officers, staff members, and directors to achieve our long-term business objectives, while providing the flexibility to tailor individual awards to meet changing business and tax strategies.

Our shareholders approved our 2002 Long-Term Incentive Plan on April 18, 2002. Awards in respect of 717,981 shares remain available for grant under the 2002 plan. Your Board recommends that shareholders approve the 2005 Long-Term Incentive Plan as a successor to that plan. The provisions of the 2005 plan are similar in many respects to the provisions of the 2002 plan. The 2005 plan is summarized below. That summary is qualified by reference to the 2005 plan, which is attached to this proxy statement as Exhibit B.

We are seeking shareholder approval of the 2005 Long-Term Incentive Plan in part to preserve our ability to deduct compensation paid to executive officers under the plan. Shareholder approval of the plan is a condition to our ability to grant awards under the plan.

General Provisions

Duration of the 2005 Long-Term Incentive Plan; Share Authorization

The 2005 Long-Term Incentive Plan will remain effective until the third anniversary after shareholders approve it, unless the Board of Directors terminates it earlier. The maximum number of shares with respect to which awards may be granted under the plan is 4,000,000 shares. We may not (1) grant any person options or other awards in respect of more than 300,000 shares in any year during the plan's term, (2) re-price options or other awards under the plan after they have been granted, nor (3) grant awards other than options in respect of more than a total of 300,000 shares during the plan's term. The amount of awards payable to participants under the 2005 Long-Term Incentive Plan cannot be predicted with accuracy because those awards are contingent on the selection by the Compensation Committee or the Select Committee (consisting of either or both of our two employee directors) (the "Select Committee") (the Compensation Committee and the Select Committee are sometimes referred to as the "Committee") of participants from time to time and determining the size of awards. The shares to be issued under the plan will be authorized but unissued shares or issued shares that we have re-acquired and hold in treasury.

Shares covered by any unexercised portions of terminated options, shares forfeited by participants, and shares subject to any awards a participant otherwise surrenders without receiving any payment or other benefit may again be subject to new awards under the plan. If a participant pays the purchase price of an option in whole or part by delivering our shares, the number of shares issuable in connection with the exercise of the option will not again be available for awards under the plan. Shares used to measure the amount payable to a participant in respect of an earned performance award will not again be available for awards. Shares issued in payment of performance awards that are denominated in cash amounts are not again available for awards.

Long-Term Incentive Plan Participants

The Committee will administer the 2005 Long-Term Incentive Plan and select persons eligible to receive awards under the plan. In addition, non-employee directors will receive payment of the first half, and may elect to receive payment of the second half, of their annual retainers in shares of our stock. Twelve non-employee directors, the 15 members of the advisory boards of our banking subsidiaries, and all staff members of the Corporation and its subsidiaries and affiliates currently are eligible for consideration to participate in the plan.

Awards Available Under Long-Term Incentive Plan

The Committee may grant awards under the 2005 Long-Term Incentive Plan in the form of stock options, performance awards, and other stock-based and cash-based awards. Awards under the plan may be granted alone or in combination with other awards.

Stock Options

The Committee may grant stock options meeting the requirements of Section 422 of the Code ("Incentive Stock Options") and stock options that do not meet those requirements ("Nonstatutory Stock Options"). The Committee will determine the term of each option, but no option will be exercisable more than ten years after grant. The Committee also may impose restrictions on exercise. The exercise price for options must at least equal 100% of the fair market value of our common stock on the date of grant. The exercise price is payable in cash or, if the Committee permits in the award agreement, in shares of our stock or other property, by reducing the number of shares issuable on the option's exercise, or by cashless exercise with an optionee's broker.

Options and other awards granted under the plan are not transferable except by will or the laws of descent and distribution or, in certain circumstances, pursuant to a qualified domestic relations order. If a participant's employment terminates due to death, disability, or retirement, unexercised options previously granted under the plan that have vested may be exercised by the participant or his or her beneficiary, as the case may be, until the earlier of the option's expiration or three years after the termination of the participant's employment. In addition, in the case of a participant's retirement, options that have not previously vested will, at the optionee's election, vest immediately. If a participant's employment terminates for other reasons, unexercised options previously granted under the plan generally terminate on that termination.

Performance Awards

The Committee also may grant performance awards under the plan. These awards are earned by recipients if specified performance targets the Committee sets are met. The awards may be paid in cash or shares of our stock. The performance targets can be based on financial performance criteria, such as net income or earnings per share, individual performance criteria, or a combination of both. The amount of the award can be a fixed dollar amount or a payment based on the increase in the value of our common stock over a specified award period. When circumstances occur that cause the performance targets to be an inappropriate measure of achievement, the Committee may adjust the targets. The Committee will determine the appropriate award period for each performance award.

A participant has no right to receive a performance award on the termination of his or her employment before the end of a performance award period, except in the case of death, disability, or retirement. If a participant's employment terminates due to death, disability, or retirement before the end of a performance award period, the Committee may award the participant or his or her beneficiary, as the case may be, a pro rata portion of the performance award.

Other Stock-Based Awards

The Committee may grant any other type of award valued in whole or in part by reference to the value of our common stock. The Committee will determine the terms and conditions of any such awards.

Retainers for Non-Employee Directors

While the 2005 Long-Term Incentive Plan is in effect, each non-employee director will receive payment of the first half, and may elect to receive payment of the second half, of his or her annual retainer in shares of our common stock. Before the time when the annual retainer is earned, each director will be required to elect the form of payment of the second half of his or her annual retainer. If no election is made, the second half of the annual retainer will automatically be paid in cash.

For the portion of the annual retainer payable in shares of our stock, we will issue shares having a fair market value equal to the fees payable. We will pay cash in lieu of any fractional shares.

The awards payable to non-employee directors under the plan in respect of their annual retainers cannot be determined because those awards are contingent on the amount of the annual retainer and the election each director makes each year regarding the second half of his or her annual retainer.

Section 162(m)

If the Compensation Committee desires to structure any award under the plan so that the compensation payable thereunder will qualify as "performance based" under Section 162(m), it may establish objective performance goals as the basis for that award. Those performance goals will be based on any combination the Compensation Committee selects of income, net income, growth in income or net income, earnings per share, growth in earnings per share, cash flow measures, return on equity, return on assets, return on investment, loan loss reserves, market share, fees, growth in fees, assets, growth in assets, stockholder return, stock price, achievement of balance sheet or income statement objectives, expenses, reduction in expenses, chargeoffs, nonperforming assets, market share, and overhead ratio. Those goals may be company-wide or on a departmental, divisional, regional, or individual basis. Any goal may be measured in absolute terms, by reference to internal performance targets, or as compared to another company or companies, and may be measured by the change in that performance target compared to a previous period. The goals may be different each year, and will be established with respect to a particular year by the latest date permitted by Section 162(m).

Change in Control

Upon a change in control of Wilmington Trust, all options under the 2005 Long-Term Incentive Plan will become exercisable immediately, and all performance targets for performance awards will be deemed to have been met. A change in control for purposes of the plan has the same meaning as for the change in control agreements described on pages 21 and 22 of this proxy statement.

Termination, Amendment, and ERISA Status

The Board may amend or terminate the 2005 Long-Term Incentive Plan, and the Committee may amend or alter awards. No action may impair a participant's rights under any award granted previously without the participant's consent. The Board may not make any amendment to the plan without shareholder approval if that amendment would require shareholder approval under the Code or other applicable law.

The 2005 Long-Term Incentive Plan is not subject to ERISA.

Antidilution Provisions

The number of shares of our stock authorized to be issued under the 2005 Long-Term Incentive Plan and subject to outstanding awards, the purchase or exercise price, and the number of shares that may be granted to any recipient may be adjusted to prevent dilution or enlargement of rights in the event of any stock dividend, reorganization, reclassification, recapitalization, stock split, combination, merger, consolidation, or other relevant change in our capitalization.

Certain Federal Income Tax Consequences

The following is a brief summary of the principal federal income tax consequences of awards under the 2005 Long-Term Incentive Plan. This summary is not intended to be exhaustive. It does not describe state, local, or foreign tax consequences.

Incentive Stock Options

A participant in the 2005 Long-Term Incentive Plan generally is not subject to federal income tax either at the time of grant or at the time an Incentive Stock Option is exercised. However, upon exercise, the difference between the fair market value of the shares underlying the option and the exercise price is includable in the participant's alternative minimum taxable income. If a participant does not dispose of shares acquired upon exercise of an Incentive Stock Option within one year after receipt of those shares (and within two years after the date the option is granted), he or she will be taxed only on the sale of those shares, and that tax will be at the capital gains rate.

We will not receive any tax deduction on exercise of an Incentive Stock Option or, if the holding requirements are met, on the sale of the shares underlying that option. If a disqualifying disposition occurs (e.g., one of the holding requirements mentioned above is not met), the participant will be treated as receiving compensation subject to ordinary income tax in the year of the disqualifying disposition. We will be entitled to a deduction equal to the amount the participant includes in income. The tax generally will be imposed on the difference between the fair market value of the shares at the time of exercise and the exercise price or, if less, the gain the participant realized on the sale. Any appreciation in value after exercise will be taxed as capital gain and not result in any deduction by us.

Nonstatutory Stock Options

There are no federal income tax consequences to a participant at the time we grant a Nonstatutory Stock Option. On exercise of the option, the participant must pay tax at ordinary income rates on an amount equal to the difference between the exercise price and the fair market value of the underlying shares on the date of exercise. We will receive a commensurate tax deduction at the time of exercise. Any appreciation in value after exercise will be taxed as capital gain and not result in any deduction by us.

Performance and Other Stock-Based Awards

The grant of performance awards is not a taxable event for federal income tax purposes at grant. A participant will be required to pay ordinary income tax when the award vests in an amount equal to the amount of cash and the value of any shares included in the distribution. In some circumstances, a participant may be able to file a "Section 83(b) election" and accelerate his or her ordinary income tax liability. We will have a commensurate tax deduction.

Annual Retainers

Non-employee directors will recognize ordinary income equal to the fair market value of the shares of our stock they receive in payment of their annual retainers. We will be entitled to a deduction in the same amount.

Vote Required

The affirmative vote of the holders of a majority of the shares of stock issued and outstanding on the Record Date is required to approve this proposal.

YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE 2005 LONG-TERM INCENTIVE PLAN.

         INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM SERVICES POLICY

The Audit Committee of the Board of Directors of Wilmington Trust Corporation and its subsidiaries (collectively, the "Company") reviews regularly all services provided to the Company by its independent registered public accounting firm (the "Auditor"). In light of recent public concerns regarding non-audit services provided to companies by their Auditor and requirements imposed by the Sarbanes-Oxley Act, the Securities and Exchange Commission, and the New York Stock Exchange, the Audit Committee of the Company's Board of Directors has adopted the following policy regarding services provided by the Auditor.

The Audit Committee has agreed that the following services may be procured from the Auditor without further prior approval of the Audit Committee:

1. Annual consolidated and subsidiary financial statement audits, including reviews of unaudited quarterly consolidated financial statements and procedures developed in response to new or pending pronouncements by governing authorities, such as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, the American Institute of Certified Public Accountants, the Securities and Exchange Commission, or the New York Stock Exchange;

2. Statement of Auditing Standards No. 70 Report of the Company's Corporate Retirement and Custody Services Division;

3. Annual financial statements audits of the Company's defined benefit, defined contribution and other employee benefit plans, and common and short-term trust funds;

4.  Review of audits of the Company's affiliates;

5. Tax compliance assistance in preparing the Company's federal and state income tax returns;

6.  Tax planning research;

7. Reports on the effectiveness of internal controls required by FDICIA and/or the Sarbanes-Oxley Act; and

8. Consents and comfort letters required for the Company's filings under the 1933 Securities Act and the 1934 Securities and Exchange Act.

All such services provided by the Auditor shall be reported to the Audit Committee at its next meeting. It is the intent of the Audit Committee to adhere to these listed services being provided by the Auditor. However, the Audit Committee is willing to consider a recommendation by the Company's management as to a specific service if management believes that the provision of such services would not compromise the Auditor's independence.

Any engagement of the Auditor for the performance of "consulting services" other than the services listed above shall be reviewed by the Audit Committee prior to engagement. Situations requiring urgency may be authorized by the Committee Chair. In no circumstance will the Auditor be engaged to provide services prohibited by the Sarbanes-Oxley Act or its implementing regulations, including financial information systems design and implementation, or to prepare personal tax returns of any of the Company's executive officers.

                                   EXHIBIT A

                          WILMINGTON TRUST CORPORATION

                         2005 LONG-TERM INCENTIVE PLAN

1. Purpose. The 2005 Long-Term Incentive Plan (the "Plan") of Wilmington Trust Corporation ("Wilmington Trust") is designed to encourage and facilitate ownership of stock by, and provide additional incentive compensation based on appreciation of that stock to, key staff members and directors and advisory board members of Wilmington Trust and other entities to whom Awards are granted by the Corporation's Compensation Committee, consisting solely of non-employee directors; the Corporation's Select Committee, consisting of either or both of its two staff member directors; or any other committee of the Corporation's Board of Directors that the Board may appoint from time to time to administer the Plan (all such committees are hereinafter sometimes collectively referred to as the "Committee"). Wilmington Trust hopes thereby to provide a potential proprietary interest as additional incentive for the efforts of those individuals in promoting Wilmington Trust's continued growth and the success of its business. The Plan also will aid Wilmington Trust in attracting and retaining professional and managerial personnel.

2. Administration. The Plan shall be administered by the Committee. The Compensation Committee shall have sole authority to grant Awards to a Participant who is, at the Date of Grant of the Award, either a "covered employee" as defined in Section 162(m) or subject to Section 16 of the Exchange Act. The Compensation Committee also shall have authority to grant Awards to other Participants. The Select Committee shall have authority to grant Awards to Participants who are not, at the Date of Grant of the Award, either "covered employees" as defined in Section 162(m) or subject to
    Section 16 of the Exchange Act.

    The Committee shall have the power and authority to administer the Plan in accordance with this Section 2. Wilmington Trust's Board may appoint members of the Committee from time to time in substitution for those members who previously were appointed and may fill vacancies in the Committee, however caused. The Committee shall have exclusive and final authority in each determination, interpretation, or other action affecting the Plan and the Participants. The Committee shall have the sole and absolute discretion to interpret the Plan, establish and modify administrative rules for the Plan, select persons to whom Awards may be granted, determine the terms and provisions of Award Agreements (which need not be identical), determine all claims for benefits hereunder, impose conditions and restrictions on Awards it determines to be appropriate, and take steps in connection with the Plan and Awards it deems necessary or advisable. In the event of a conflict between determinations made by the Compensation Committee and the Select Committee, the determination of the Compensation Committee shall control.

    A majority of the Compensation Committee's members shall constitute a quorum thereof, and action by a majority of a quorum shall constitute action by the Compensation Committee. Compensation Committee members may participate in meetings by conference telephone or other similar communications equipment by means of which all members participating in the meeting can hear each other. Any decision or determination reduced to writing and signed by all of the Compensation Committee's members shall be as effective as if that action had been taken by a vote at a meeting of the Committee duly called and held.

3. The Shares. The Committee shall not authorize issuance of more than a total of 4,000,000 shares hereunder, except as otherwise provided in Section 9(i) below. These may either be authorized and unissued shares or previously issued shares Wilmington Trust has reacquired. The shares covered by any unexercised portions of terminated Options granted under Section 5 and shares subject to any Awards the Participant

                                   EXHIBIT B
    otherwise surrenders without receiving any payment or other benefit may again be subject to new Awards hereunder. If a Participant pays the purchase price of an Option or tax liability associated with that exercise in whole or part by delivering Wilmington Trust Stock, the number of shares issuable in connection with the Option's exercise shall not again be available for the grant of Awards. Shares used to measure the amount payable to a Participant in respect of Performance Awards or Other Awards shall not again be available for the grant of Awards. Shares issued in payment of Performance Awards denominated in cash amounts shall not again be available for the grant of Awards.

4. Participation. The Committee shall designate Participants from time to time in its sole and absolute discretion. Those Participants may include officers, other key staff members, and directors and advisory board members of, and consultants to, Wilmington Trust or its subsidiaries or affiliates. In making those designations, the Committee may take into account the nature of the services the officers, key staff members, directors, advisory board members, and consultants render, their present and potential contributions to Wilmington Trust, and other factors the Committee deems relevant in its sole and absolute discretion.

    If the Committee designates a Participant to receive an Award in any year, it need not designate that person to receive an Award in any other year. In addition, if the Committee designates a Participant to receive an Award under one portion hereof, it need not include that Participant under any other portion hereof. The Committee may grant more than one type of Award to a Participant at one time or at different times.

5.  Options.

    a. Grant of Options. The Committee shall designate the form of Options and additional terms and conditions not inconsistent with the Plan. The Committee may grant Options either alone or in addition to other Awards. The terms and conditions of Option Awards need not be the same with respect to each Participant. The Committee may grant to Participants one or more incentive stock options ("Incentive Stock Options") that meet the requirements of Section 422 of the Code, stock options that do not meet those requirements ("Nonstatutory Stock Options"), or both. To the extent any Option does not qualify as an Incentive Stock Option, whether because of its provisions, the time or manner of its exercise, or otherwise, that Option or the portion thereof that does not so qualify shall constitute a separate Nonstatutory Stock Option.

    b. Incentive Stock Options. Each provision hereof and in any Award Agreement the Committee designates as an Incentive Stock Option shall be interpreted to entitle the holder to the tax treatment afforded by Section 422 of the Code, except in connection with the exercise of Options: (1) following a Participant's Termination of Employment; (2) in accordance with the Committee's specific determination with the consent of the affected Participant; or (3) to the extent Section 9 would cause an Option to no longer be entitled to that treatment. If any provision herein or the Award Agreement is held not to comply with requirements necessary to entitle that Option to that tax treatment, then except as otherwise provided in the preceding sentence: (x) that provision shall be deemed to have contained from the outset the language necessary to entitle the Option to that tax treatment; and (y) all other provisions herein and in that Award Agreement shall remain in full force and effect. Except as otherwise specified in the first sentence of this Section 5(b), if any Award Agreement covering an Option the Committee designates to be an Incentive Stock Option does not explicitly include any term required to entitle that Option to that tax treatment, all those terms shall be deemed implicit in the designation of that Option, and that Option shall be deemed to have been granted subject to all of those terms.

    c. Option Price. The Committee shall determine the per share exercise price of each Option. That price shall be at least the greater of (1) the par value per share of Wilmington Trust Stock and (2) 100% of the last sale price of Wilmington Trust Stock on the Date of Grant.

    d. Option Term. The Committee shall fix the term of each Option, but no Option shall be exercisable more than ten years after the date the Committee grants it.

    e. Exercisability. The Committee may at the time of grant determine performance targets, waiting periods, exercise dates, and other restrictions on exercise and designate those in the Award Agreement.

    f. Method of Exercise. Subject to any waiting periods that may apply under
    Section 5(e) above, a Participant may exercise Options in whole or in part at any time during the period of time, if any, set forth in the Award Agreement during which that Option or portion thereof is exercisable by giving Wilmington Trust written notice specifying the number of shares to be purchased. The Participant must accompany that notice by payment in full of the purchase price in a form the Committee may accept. If the Committee determines in its sole discretion at or after grant, a Participant also may make payment in full or in part in the form of shares of Wilmington Trust Stock already owned and/or in the form of shares otherwise issuable upon exercise of the Option. In either case, the value of that stock shall be based on the Market Value Per Share of Wilmington Trust Stock tendered on the date the Option is exercised. Notwithstanding the foregoing, the right to pay the purchase price of an Incentive Stock Option in the form of already-owned shares or shares otherwise issuable upon exercise of the Option may be authorized only at the time of grant. No shares shall be issued until payment therefor has been made as provided herein, except as otherwise provided herein. In general, a Participant shall have the right to dividends and other rights of a shareholder with respect to Wilmington Trust Stock subject to the Option only when certificates for shares of that stock are issued to the Participant.

    g. Acceleration or Extension of Exercise Time. The Committee may, in its sole and absolute discretion, on or after the Date of Grant, permit shares subject to any Option to become exercisable or be purchased before that Option would otherwise become exercisable under the Award Agreement. In addition, the Committee may, in its sole and absolute discretion, on or after the Date of Grant, permit any Option granted hereunder to be exercised after its expiration date, subject to the limitation in Section 5(d) above.

    h. Termination of Employment. Unless the Committee provides otherwise in an Award Agreement or after granting an Option, if the employment of a Participant who has received an Option terminates on other than: (1) the Participant's Normal Retirement Date; (2) the Participant's Other Retirement Date; (3) the Participant's death; or (4) the Participant's Disability, all Options previously granted to that Participant but not exercised before that Termination of Employment shall expire as of that date.

    i. Death, Disability, or Retirement of a Participant. If a Participant dies while employed by the employer he or she was employed with when he or she was last granted Options, an Option theretofore granted to that Participant shall not be exercisable after the earlier of the expiration of that Option or three years after the date of that Participant's death, and only (1) by the person or persons to whom the Participant's rights under that Option passed under the Participant's will or by the laws of descent and distribution and (2) if and to the extent the Participant was entitled to exercise that Option at the date of his or her death.

    If a Participant's employment with the employer he or she was employed with when he or she was last granted Options terminates due to Disability or on the Participant's Normal Retirement Date or Other Retirement Date, an Option theretofore granted to that Participant shall not be exercisable after the earlier of the expiration date of the Option or three years after the date of the Disability or retirement. If the Participant has died before then, an Option theretofore granted to that Participant shall be exercisable (1) only by the person or persons to whom the Participant's rights under the Option passed under the Participant's will or by the laws of descent and distribution and (2) if and to the extent the Participant was entitled to exercise that Option on the date of his or her death.

6.  Performance Awards.

    a. Grant of Performance Awards. The Committee also may grant awards payable in cash or shares or a combination of both at the end of a specified performance period ("Performance Awards") hereunder. These shall consist of the right to receive payment measured by (1) a specified number of shares at the end of an Award Period, (2) the Market Value Per Share of a specified number of shares at the end of an Award Period, (3) the increase in the Market Value Per Share of a specified number of shares during an Award Period, or (4) a fixed cash amount payable at the end of an Award Period, contingent on the extent to which certain pre-determined performance targets are met during the Award Period. The Committee shall determine the Participants, if any, to whom Performance Awards are awarded, the number of Performance Awards awarded to any Participant, the duration of the Award Period during which any Performance Award will be vested, and other terms and conditions of Performance Awards.

    b. Performance Targets. The Committee may establish performance targets for Performance Awards in its sole and absolute discretion. These may include individual performance standards or specified levels of revenues from operations, earnings per share, return on shareholders' equity, and/or other goals related to the performance of Wilmington Trust or any of its subsidiaries or affiliates. The Committee may, in its sole and absolute discretion, in circumstances in which events or transactions occur to cause the established performance targets to be an inappropriate measure of achievement, change the performance targets for any Award Period before the final determination of a Performance Award.

    c. Earned Performance Awards. In granting a Performance Award, the Committee may prescribe a formula to determine the percentage of the Performance Award to be earned based upon the degree performance targets are attained. The degree of attainment of performance targets shall be determined as of the last day of the Award Period.

    d. Payment of Earned Performance Awards. Wilmington Trust shall pay earned Performance Awards granted under Section 6(a)(2) or 6(a)(3) above in cash or shares based on the Market Value Per Share of Wilmington Trust Stock on the last day of an Award Period, or a combination of cash and shares, at the Committee's sole and absolute discretion. Wilmington Trust shall normally make payment as soon as practicable after an Award Period. However, the Committee may permit deferral of payment of all or a portion of a Performance Award payable in cash upon a Participant's request made on a timely basis in accordance with rules the Committee prescribes. Those deferred amounts may earn interest for the Participant under the conditions of a separate agreement the Committee approves and the Participant executes. In its sole and absolute discretion, the Committee may define in the Award Agreement other conditions on paying earned Performance Awards it deems desirable to carry out the purposes hereof.

    e. Termination of Employment. Unless the Committee provides otherwise in the Award Agreement or as otherwise provided below, in the case of a Participant's Termination of Employment before the end of an Award Period, the Participant will not be entitled to any Performance Award.

    f. Disability, Death, or Retirement. Unless the Committee provides otherwise in the Award Agreement or after the grant of a Performance Award, if a Participant's Disability Date or the date of a Participant's Termination of Employment due to death or retirement on or after his or her Normal Retirement Date or Other Retirement Date occurs before the end of an Award Period, the Participant or the Participant's share of his or her Award in accordance with Section 6(g) below.

    g. Pro-Rata Payment. The amount of any payment Wilmington Trust makes to a Participant or that Participant's Beneficiary under circumstances described in Section 6(f) above shall be determined by multiplying the amount of the Performance Award that would have been earned, determined at the end of the Performance Award Period, if that

    Participant's employment had not been terminated, by a fraction, the numerator of which is the number of whole months the Participant was employed during the Award Period and the denominator of which is the total number of months in the Award Period. That payment shall be made as soon as practicable after the end of that Award Period, and shall relate to attainment of the applicable performance targets over the entire Award Period.

    h. Other Events. Notwithstanding anything to the contrary contained in this
    Section 6, the Committee may, in its sole and absolute discretion, determine to pay all or any portion of a Performance Award to a Participant who has terminated employment before the end of an Award Period under certain circumstances, including a material change in circumstances arising after the date the Performance Award is granted, and subject to terms and conditions the Committee deems appropriate.

7.  Other Stock-Based Awards.

    a. Grant of Other Awards. The Committee may grant other Awards under this
    Section 7 ("Other Awards"), valued in whole or in part by reference to, or otherwise based on, shares of Wilmington Trust Stock. Subject to the provisions hereof, the Committee shall have the sole and absolute discretion to determine the persons to whom and the time or times at which those Awards are made, the number of shares to be granted pursuant thereto, if any, and all other conditions of those Awards. Any Other Award shall be confirmed by an Award Agreement. The Award Agreement shall contain provisions the Committee determines necessary or appropriate to carry out the intent hereof with respect to the Award.

    b. Terms of Other Awards. In addition to the terms and conditions specified in the Award Agreement, Other Awards made under this Section 7 shall be subject to the following:

    (1) Any shares subject to Other Awards may not be sold, assigned, transferred, pledged, or otherwise encumbered before the date on which those shares are issued or, if later, the date on which any applicable restriction, performance, or deferral period lapses;

    (2) If specified in the Award Agreement, the recipient of an Other Award shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the shares covered by that Award, and the Committee may, in its sole and absolute discretion, provide in the Award Agreement that those amounts be reinvested in additional shares;

    (3) The Award Agreement shall contain provisions dealing with the disposition of the Award in the event of the Participant's Termination of Employment before the exercise, realization, or payment of the Award. The Committee may, in its sole and absolute discretion, waive any of the restrictions imposed with respect to any Other Award; and

    (4) Shares issued as a bonus pursuant to this Section 7 shall be issued for the consideration the Committee determines is appropriate, in its sole and absolute discretion, but rights to purchase shares shall be priced at at least 100% of the Market Value Per Share on the date the Other Award is granted.

8.  Annual Retainer.

    a. Payment of Annual Retainer. During the term hereof, each non-employee director of each company the Compensation Committee designates to participate in this Section 8 shall be paid the first half of his or her Annual Retainer in Wilmington Trust Stock. Each director also may elect to receive the second half of his or her Annual Retainer in cash or Wilmington Trust Stock, or a combination of both. The Compensation Committee shall establish rules with respect to electing the form of payment provided for in the preceding sentence to facilitate compliance with Rule 16b-3. The number of shares to be issued to a non-employee director who receives shares pursuant to this Section 8(a) shall be the dollar amount of the portion of the Annual Retainer payable in shares divided by the Market Value Per Share of a share of Wilmington Trust Stock on the business day immediately preceding the date that installment of the Annual Retainer is otherwise paid to that company's directors.

    Wilmington Trust shall not be required to issue fractional shares. Whenever under this Section 8 a fractional share would otherwise be required to be issued, Wilmington Trust shall pay an amount in lieu thereof in cash based upon the Market Value Per Share of that fractional share.

    b. Deferral of Payment of Annual Retainer.

    (1) Subject to timing rules as the Committee may establish, a director may irrevocably elect to defer receipt of all or any number of the shares of stock representing the Annual Retainer and receive a credit under his or her Stock Unit Account of an equivalent number of Stock Units. Any such deferral election must be made in a time period the Committee may designate from time to time.

    (2) A director's Stock Unit Account shall be credited with a number of Stock Units equal in value to the amount of any cash dividends or stock distributions that would be payable with respect to those Stock Units if those Stock Units had been outstanding shares of Wilmington Trust Stock ("dividend equivalents"). The number of Stock Units credited with respect to cash dividends shall be determined by dividing the amount of cash dividends that would be payable by the Fair Market Value of Wilmington Trust Stock as of the date those cash dividends would be payable.

    (3) The Stock Units in a director's Stock Unit Account shall be distributed, or commence to be distributed, to the Participant only in the form of Wilmington Trust Stock (with fractional shares being payable in cash) upon that director's termination of service as a director in a lump sum payment or in periodic payments over time in accordance with procedures the Committee may establish. A director shall be entitled to receive a distribution of one share of Wilmington Trust Stock for each Stock Unit credited to his or her Stock Unit Account and cash equal to the Fair Market Value of any fractional Stock Unit credited to his or her Stock Unit Account.

9.  Terms Applicable to All Awards Granted under the Plan.

    a. Effect of Change in Control. Upon a Change in Control:

    (1) Any and all Options shall become exercisable immediately; and

    (2) The target values attainable under all Performance Awards and Other Awards shall be deemed to have been fully earned for the entire Award Period as of the effective date of the Change in Control.

    b. Limitations.

    (1) No person may be granted Awards in respect of more than 300,000 shares in any calendar year during the term hereof;

    (2) No Options or other Awards can be re-priced after they have been granted; and

    (3) No Awards other than Options can be made hereunder in respect of more than a total of 300,000 shares of Wilmington Trust Stock during the Plan's term.

    c. Plan Provisions Control Award Terms. The terms of the Plan govern all Awards granted hereunder. The Committee shall not have the power to grant a Participant any Award that is contrary to any provision hereof. If any provision of an Award conflicts with the Plan as it is constituted on the date the Award is granted, the terms of the Plan shall control. Except as provided in Sections 6(b) and 9(i) of the Plan, or unless the Committee provides otherwise in its sole and absolute discretion in the Award Agreement, the terms of any Award granted hereunder may not be changed after the date it is granted to materially decrease the value of the Award without the express written approval of the holder thereof. No person shall have any rights with respect to any Award until Wilmington Trust and the Participant have executed and delivered an Award Agreement or the Participant has received a written acknowledgement from Wilmington Trust that constitutes an Award Agreement.

    d. Limitations on Transfer. A Participant may not transfer or assign his or her rights or interests with respect to Awards except by will, the laws of descent and distribution, or, in certain circumstances, pursuant to a qualified domestic relations order, as defined by the Code, Title I of ERISA, or the rules thereunder. Except as otherwise specifically provided herein, a Participant's Beneficiary may exercise the Participant's rights only to the extent they were exercisable hereunder at the date of the Participant's death and are otherwise currently exercisable.

    e. Taxes. If the Committee deems it necessary or desirable, Wilmington Trust shall be entitled to withhold (or secure payment from a Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or that Wilmington Trust pays (1) with respect to any amount payable and/or shares issuable under that Participant's Award, (2) with respect to any income recognized upon the lapse of restrictions applicable to an Award, or (3) upon a disqualifying disposition of shares received upon the exercise of any Incentive Stock Option. Wilmington Trust may defer payment or issuance of the cash or shares upon the grant, exercise, or vesting of an Award unless indemnified to its satisfaction against any liability for that tax. The Committee or its delegate shall determine the amount of that withholding or tax payment. The Participant shall make that payment at the time the Committee determines. In each Award Agreement, the Committee shall prescribe one or more methods by which the Participant may satisfy his or her tax withholding obligation. This may include the Participant's paying Wilmington Trust cash or shares of Wilmington Trust Stock or Wilmington Trust's withholding from the Award, at the appropriate time, a number of shares sufficient to satisfy those tax withholding requirements, based on the Market Value Per Share of those shares. In its sole and absolute discretion, the Committee may establish rules and procedures relating to any withholding methods it deems necessary or appropriate. These may include rules and procedures relating to elections by Participants who are subject to Section 16 of the Exchange Act to have shares withheld from an Award to meet those withholding obligations.

    f. Awards Not Includable for Benefit Purposes. Income a Participant recognizes pursuant to the provisions hereof shall not be included in determining benefits under any employee pension benefit plan, as that term is defined in Section 3(2) of ERISA, group insurance, or other benefit plan applicable to the Participant that the Participant's employer maintains, except if those plans or the Committee provide otherwise.

    g. Compliance with Rule 16b-3 and Section 162(m).

    (1) If the Compensation Committee desires to structure any Award so that the compensation payable thereunder will qualify as "performance based" under Section 162(m), the Compensation Committee may establish objective performance goals as the basis for that Award. Those performance goals will be based on any combination the Compensation Committee selects of income, net income, growth in income or net income, earnings per share, growth in earnings per share, cash flow measures, return on equity, return on assets, return on investment, loan loss reserves, market share, fees, growth in fees, assets, growth in assets, stockholder return, stock price, achievement of balance sheet or income statement objectives, expenses, reduction in expenses, chargeoffs, nonperforming assets, market share, and overhead ratio. Those goals may be company-wide or on a departmental, divisional, regional, or individual basis. Any goal may be measured in absolute terms, by reference to internal performance targets, or as compared to another company or companies, and may be measured by the change in that performance target compared to a previous period. The goals may be different each year, and will be established with respect to a particular year by the latest date permitted by Section 162(m). No payment under such an Award will be made under the plan to a Section 162(m) Participant unless the pre-established performance goals are met or exceeded.

    (2) It is intended that the Plan be applied and administered in compliance with Rule 16b-3 and Section 162(m). If any provision of the Plan would be in violation of Section 162(m) if applied as written, that provision shall not have effect as written and shall be given effect so as to comply with Section 162(m) as the Compensation Committee determines in its sole and absolute discretion. Wilmington Trust's Board of Directors is authorized to amend the Plan, and the Compensation Committee is authorized to make any such modifications to Award Agreements, to comply with Rule 16b-3 and Section 162(m), as they may be amended from time to time, and to make any other amendments or modifications deemed necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments to Rule 16b-3 or Section 162(m). Notwithstanding the foregoing, Wilmington Trust's Board of Directors may amend the Plan so that it (or certain of its provisions) no longer comply with either or both of Rule 16b-3 or Section 162(m) if the Board concludes that compliance is no longer desired. The Compensation Committee may grant Awards that do not comply with Rule 16b-3 and/or Section 162(m) if it determines, in its sole and absolute discretion, that it is in Wilmington Trust's interest to do so.

    h. Amendment and Termination.

    (1) Wilmington Trust's Board of Directors shall have complete power and authority to amend the Plan at any time it deems it necessary or appropriate. However, those directors shall not, without the affirmative approval of Wilmington Trust's shareholders, make any amendment that requires shareholder approval under Rule 16b-3, the Code, or any other applicable law or rule of any exchange on which Wilmington Trust's shares are listed unless the directors determine that compliance with Rule 16b-3, the Code, or those laws or rules is no longer desired. No termination or amendment hereof may, without the consent of the Participant to whom any Award has been granted, adversely affect the right of that individual under that Award. However, the Committee may make provision in the Award Agreement for amendments it deems appropriate in its sole and absolute discretion.

    (2) Wilmington Trust's Board of Directors may terminate the Plan at any time. No Award shall be granted hereunder after that termination. However, that termination shall not have any other effect. Any Award outstanding at the termination hereof may be exercised or amended after that termination at any time before the expiration of that Award to the same extent that that Award would have been exercisable or could have been amended if the Plan had not terminated.

    i. Changes in Wilmington Trust's Capital Structure. The existence of outstanding Awards shall not affect the right of Wilmington Trust or its shareholders to make or authorize any and all adjustments, recapitalizations, reclassifications, reorganizations, and other changes in Wilmington Trust's capital structure, Wilmington Trust's business, any merger or consolidation of Wilmington Trust, any issue of bonds, debentures, or preferred stock, Wilmington Trust's liquidation or dissolution, any sale or transfer of all or any part of Wilmington Trust's assets or business, or any other corporate act or proceeding, whether of a similar nature or otherwise.

    The number and kind of shares subject to outstanding Awards, the purchase or exercise price of those Awards, the number and kind of shares available for Awards subsequently granted, and the limitation in Section 9(b) hereof shall be adjusted appropriately to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation, or other change in capitalization with a similar substantive effect on the Plan or Awards granted hereunder. The Committee shall have the power and sole and absolute discretion to determine the nature and amount of the adjustment to be made in each case. However, in no event shall any adjustment be made under the provisions of this Section 9(i) to any outstanding Award if an adjustment has been made or will be made to the shares of Wilmington Trust Stock awarded to a Participant in that person's capacity as a shareholder.

    If Wilmington Trust is merged or consolidated with another entity and Wilmington Trust is not the surviving entity, or if Wilmington Trust is liquidated or sells or otherwise disposes of all or substantially all of its assets to another entity while unexercised Awards remain outstanding, then
    (1) subject to the provisions of Section 9(i)(2) below, after the effective date of that merger, consolidation, liquidation, or sale, each holder of an outstanding Award shall be entitled to receive, upon exercise of that Award in lieu of shares, other stock or securities as the holders of shares of Wilmington Trust Stock received in the merger, consolidation, liquidation, or sale; and (2) the Committee may cancel all outstanding Awards as of the effective date of that merger, consolidation, liquidation, or sale, provided that (x) notice of that cancellation has been given to each holder of an Award and (y) in addition to any rights he or she may have under Section 9(a) above, each holder of an Award shall have the right to exercise that Award in full, without regard to any limitations set forth in or imposed pursuant to Section 5, 6, or 7 above, during a 30-day period preceding the effective date of the merger, consolidation, liquidation, or sale. The exercise and/or vesting of any Award that was permissible solely because of this Section 9(i)(2)(y) shall be conditioned on consummation of the merger, consolidation, liquidation, or sale. Any Awards not exercised as of the date of the merger, consolidation, liquidation, or sale shall terminate as of that date.

    If Wilmington Trust is consolidated or merged with another entity under circumstances in which Wilmington Trust is the surviving entity, and its outstanding shares are converted into shares of a third entity, a condition to the merger or consolidation shall be that the third entity succeed to Wilmington Trust's rights and obligations hereunder, and that the Plan be administered by a committee of the Board of that entity.

    Comparable rights shall accrue to each Participant in the event of successive reorganizations, mergers, consolidations, or other transactions similar to those described above.

    Except as expressly provided herein, Wilmington Trust's issuance of shares or any other securities for cash, property, labor, or services, either upon direct sale, the exercise of rights or warrants to subscribe therefor, or conversion of shares or obligations of Wilmington Trust convertible into shares or other securities shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class, or price of shares then subject to Awards outstanding.

    After any reorganization, merger, or consolidation in which Wilmington Trust or one of its subsidiaries or affiliates is a surviving entity, the Committee may grant substituted Awards replacing old options or other awards granted under a plan of another party to the reorganization, merger, or consolidation whose stock subject to the old options or awards may no longer be issued following that reorganization, merger, or consolidation. The Committee shall determine the foregoing adjustments and the manner in which the foregoing provisions are applied in its sole and absolute discretion. Any of those adjustments may provide for eliminating any fractional shares of Wilmington Trust Stock that might otherwise become subject to any Options or other Awards.

    j. Period of Approval and Term of Plan. The Plan shall be submitted to Wilmington Trust's shareholders at their annual meeting scheduled to be held on April 21, 2005 or any adjournment or postponement thereof. The Plan shall be adopted and become effective only when approved by Wilmington Trust's shareholders. Awards may be granted hereunder at any time up to and including April 30, 2008, at which time the Plan will terminate, except with respect to Awards then outstanding. Those shall remain in effect until their exercise, expiration, or termination in accordance herewith.

    k. Compliance with Law and Approval of Regulatory Bodies. No Award shall be exercisable, and no shares shall be delivered hereunder, except in compliance with all applicable federal and state laws and regulations, the rules of the New York Stock Exchange, and all other stock exchanges on which Wilmington Trust Stock is listed. Any certificate evidencing shares issued hereunder may bear legends the Committee deems advisable to ensure compliance with federal and state laws and regulations. No Award shall be exercisable, and no shares shall be delivered hereunder, until Wilmington Trust has obtained consent or approval from federal and state regulatory bodies that have jurisdiction over matters as the Committee deems advisable.

    If a Participant's Beneficiary exercises an Award, the Committee may require reasonable evidence regarding the ownership of the Award and consents, rulings, or determinations from taxing authorities the Committee deems advisable.

    l. No Right of Employment. Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan or any part hereof, shall confer upon any Participant any right to continue in the employ of the Participant's employer, nor in any other way affect the employer's right or power to terminate the Participant's employment at any time, to the same extent as might have been done if the Plan had not been adopted.

    m. Use of Proceeds. Funds Wilmington Trust receives on the exercise of Awards shall be used for its general corporate purposes.

    n. Severability. Whenever possible, each provision hereof and of every Award granted hereunder shall be interpreted in a manner as to be effective and valid under applicable law. If any provision hereof or of any Award granted hereunder is held to be prohibited by or invalid under applicable law, then
    (1) that provision shall be deemed amended to accomplish the provision's objectives as originally written to the fullest extent permitted by law and
    (2) all other provisions hereof and of every other Award granted hereunder shall remain in full force and effect.

    o. Construction of the Plan. The place of administration of the Plan shall be in Delaware, and the validity, construction, interpretation, administration, and effect hereof, its rules and regulations, and rights relating hereto shall be determined solely in accordance with Delaware law, other than the conflict of law provisions of those laws, and except as that law is superseded by federal law.

    p. Interpretation of the Plan. Headings are given to the sections hereof solely as a convenience for reference. Those headings and the numbering and paragraphing hereof shall not be deemed in any way material or relevant to the construction of any provision hereof. The use of a singular shall also include within its meaning the plural, and vice versa, where appropriate.

    q. No Strict Construction. No rule of strict construction shall be implied against Wilmington Trust, the Committee, or any other person interpreting any term of the Plan, any Award granted under the Plan, or any rule or procedure the Committee establishes.

    r. Costs and Expenses. Wilmington Trust shall bear all costs and expenses incurred in administering the Plan.

    s. Unfunded Plan. The Plan shall be unfunded. Wilmington Trust shall not be required to establish any special or separate fund or otherwise segregate assets to assure payment of any Award.

    t. Surrender of Awards. Any Award granted to a Participant may be surrendered to Wilmington Trust for cancellation on terms the Committee and the Participant approve.

10. Definitions. For purposes of the Plan, capitalized terms not otherwise defined herein have the following meanings:

    a. "Annual Retainer" means the payment(s) the Board of Directors of each company the Compensation Committee designates to participate in Section 8 determines from time to time to be the annual retainer payable each year to each non-employee director thereof.

    b. "Award" means (1) any grant to a Participant of any one or a combination of Incentive Stock Options, Nonstatutory Stock Options, Performance Awards, or Other Awards or (2) shares of Wilmington

    Trust Stock received with respect to an Annual Retainer pursuant to Section
    8.

    c. "Award Agreement" means a written agreement between Wilmington Trust and a Participant or a written acknowledgement from Wilmington Trust specifically setting forth the terms and conditions of an Award granted to a Participant under the Plan.

    d. "Award Period" means, with respect to an Award, the period of time, if any, set forth in the Award Agreement during which specified performance goals must be achieved or other conditions set forth in the Award Agreement must be satisfied.

    e. "Beneficiary" means an individual, trust, or estate who or that, by will or the laws of descent and distribution, succeeds to a Participant's rights and obligations under the Plan and an Award Agreement upon the Participant's death.

    f. "Cause" means, with respect to a Participant who is a staff member of Wilmington Trust or one of its subsidiaries or affiliates or who is a consultant, termination for, as the Committee determines in its sole and absolute discretion, the Participant's personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses), or a final cease-and-desist order.

    g. "Change in Control" means any of the events described below, directly or indirectly or in one or more series of transactions. However, the Committee may, in its sole and absolute discretion, specify in any Award Agreement a more restrictive definition of Change in Control. In that event, the definition of Change in Control set forth in that Award Agreement shall apply to the Award granted thereunder:

    (1) Approval by Wilmington Trust Company's ("WTC's") or Wilmington Trust's shareholders of a consolidation or merger of WTC or Wilmington Trust with any Third Party, unless WTC or Wilmington Trust is the entity surviving that merger or consolidation;

    (2) Approval by WTC's or Wilmington Trust's shareholders of a transfer of all or substantially all of the assets of WTC or Wilmington Trust to a Third Party or of a complete liquidation or dissolution of WTC or Wilmington Trust;

    (3) Any person, entity, or group that is a Third Party, without prior approval of WTC's or Wilmington Trust's Board of Directors, by itself or through one or more persons or entities:

         (a) Acquires beneficial ownership of 15% or more of any class of WTC's or Wilmington Trust's Voting Stock;

         (b) Acquires irrevocable proxies representing 15% or more of any class of WTC's or Wilmington Trust's Voting Stock;

         (c) Acquires any combination of beneficial ownership of Voting Stock and irrevocable proxies representing 15% or more of any class of WTC's or Wilmington Trust's Voting Stock;

         (d) Acquires the ability to control in any manner the election of a majority of WTC's or Wilmington Trust's directors; or

         (e) Acquires the ability to directly or indirectly exercise a controlling influence over the management or policies of WTC or Wilmington Trust;

    (4) Any election occurs of persons to Wilmington Trust's Board of Directors that causes a majority of that Board of Directors to consist of persons other than (a) persons who were members of that Board of Directors on February 29, 1996 (the "Effective Date") and/or (b) persons who were nominated for election as members of that Board of Directors by Wilmington Trust's Board of Directors (or a committee thereof) at a time when the majority of that Board of Directors (or that committee) consisted of persons who were members of Wilmington Trust's Board of Directors on the Effective Date. However, any person nominated for election by Wilmington

         Trust's Board of Directors (or a committee thereof), a majority of whom are persons described in clauses (a) and/or (b), or are persons who were themselves nominated by that Board of Directors (or a committee thereof), shall be deemed for this purpose to have been nominated by a Board of Directors composed of persons described in clause (a) above.

         A Change in Control shall not include any of the events described above if they (x) occur in connection with the appointment of a receiver or conservator for WTC or Wilmington Trust, provision of assistance under
         Section 13(c) of the Federal Deposit Insurance Act (the "FDI Act"), the approval of a supervisory merger, a determination that WTC is in default as defined in Section 3(x) of the FDI Act, insolvent, or in an unsafe or unsound condition to transact business, or, with respect to any Participant, the suspension, removal, and/or temporary or permanent prohibition by a regulatory agency of that Participant from participating in WTC's or Wilmington Trust's business or (y) are the result of a Third Party inadvertently acquiring beneficial ownership or irrevocable proxies or a combination of both for 15% or more of any class of WTC's or Wilmington Trust's voting stock, and that Third Party as promptly as practicable thereafter divests itself of the beneficial ownership or irrevocable proxies for a sufficient number of shares so that the Third Party no longer has beneficial ownership or irrevocable proxies or a combination of both for 15% or more of any class of WTC's or Wilmington Trust's Voting Stock.

    h. "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements, or supersedes that section.

    i. "Date of Grant" means the date designated by the Plan or the Committee as the date as of which an Award is granted. The Date of Grant shall not be earlier than the date on which the Committee approves the granting of the Award.

    j. "Disability" means any physical or mental injury or disease of a permanent nature that renders a Participant incapable of meeting the requirements of the employment or other work the Participant performed immediately before that disability commenced. The Committee shall make the determination of whether a Participant is disabled and when the Participant becomes disabled in its sole and absolute discretion.

    k. "Disability Date" means the date which is six months after the date on which a Participant is first absent from active employment or work due to a Disability.

    l. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

    m. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    n. "Market Value Per Share" of a share of Wilmington Trust Stock means, as of any date, the last sale price of a share of Wilmington Trust Stock on that date on the principal national securities exchange on which Wilmington Trust Stock is then traded. If Wilmington Trust Stock is not then traded on a national securities exchange, "Market Value Per Share" shall mean the last sale price or, if none, the average of the bid and asked prices of Wilmington Trust Stock on that date as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"). However, if there were no sales reported as of that date, the Market Value Per Share shall be computed as of the last date preceding that date on which a sale was reported. If any such exchange or quotation system is closed on any day on which the Market Value Per Share is to be determined, the Market Value Per Share shall be determined as of the first date immediately preceding that date on which that exchange or quotation system was open for trading.

    o. "Normal Retirement Date" means the date on which a Participant terminates active employment with the employer he or she was employed with when he or she was last granted Awards on or after attaining age 65, but does not include termination for Cause.

    p. "Option" means any option to purchase Wilmington Trust stock the Committee grants to a Participant under Section 5.

    q. "Other Retirement Date" means a date, on or after a Participant attains age 55 but earlier than the Participant's Normal Retirement Date, that the Committee in its sole and absolute discretion specifically approves and designates in writing to be the date upon which a Participant retires for purposes hereof, but does not include termination for Cause.

    r. "Participant" means any staff member, director (including, without limitation, a director who receives some or all of an Annual Retainer in shares of Wilmington Trust Stock), or advisory board member of or consultant to Wilmington Trust or any of its subsidiaries or affiliates whom the Committee selects to receive Options, Performance Awards, or Other Awards.

    s. "Rule 16b-3" means Rule 16b-3 promulgated by the SEC under Section 16 of the Exchange Act and any successor rule.

    t. "SEC" means the Securities and Exchange Commission.

    u. "Section 162(m)" means Section 162(m) of the Code and its regulations.

    v. "Section 162(m) Participant" means a Participant a portion of whose compensation would be subject to Section 162(m) and that Wilmington Trust desires to deduct.

    w. "Stock Unit" means a unit of value, equal at any relevant time to the Fair Market Value of a share of Wilmington Trust Stock, established by the Committee as a means of measuring the value of a director's Stock Unit Account.

    x. "Stock Unit Account" means the bookkeeping account maintained by the Committee or its delegate on behalf of each Participant who is credited with Stock Units and divided equivalents thereon pursuant to Section 8(b).

    y. "Subsidiary" means a company more than 50% of the equity interests of which Wilmington Trust beneficially owns, directly or indirectly.

    z. "Termination of Employment" means, with respect to a staff member Participant, the voluntary or involuntary termination of the Participant's employment with Wilmington Trust or any of its subsidiaries or affiliates for any reason (including, without limitation, death, Disability, retirement, or as the result of the sale or other divestiture of the Participant's employer or any similar transaction in which the Participant's employer ceases to be Wilmington Trust or one of its subsidiaries or affiliates). With respect to a consultant, Termination of Employment means termination of the Participant's services as a consultant to Wilmington Trust or one of its subsidiaries or affiliates.

    aa. "Third Party" includes a person or entity or a group of persons or entities acting in concert not wholly-owned by Wilmington Trust or WTC, directly or indirectly.

    bb. "Voting Stock" means the classes of stock of Wilmington Trust or WTC entitled to vote generally in the election of directors of Wilmington Trust or WTC, as the case may be.

    cc. "Wilmington Trust Stock" means Wilmington Trust's common stock, par value $1 per share.

                                              WILMINGTON TRUST CORPORATION

                                              ANNUAL SHAREHOLDERS' MEETING
       (WILMINGTON TRUST LARGE LOGO)
                                                THURSDAY, APRIL 21, 2005
                                                       10:00 A.M.
                WILMINGTON
                   TRUST                         WILMINGTON TRUST PLAZA
                                                     MEZZANINE LEVEL
                                                301 WEST ELEVENTH STREET
                                                  WILMINGTON, DELAWARE

(WILMINGTON TRUST LOGO)         WILMINGTON TRUST CORPORATION
     WILMINGTON                 RODNEY SQUARE NORTH
       TRUST                    1100 NORTH MARKET STREET
                                WILMINGTON, DE 19890-0001                  PROXY

--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON APRIL 21, 2005.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2.

By signing the proxy or voting by telephone or the Internet, you revoke all prior proxies and appoint David R. Gibson and Michael A. DiGregorio, and each of them, acting in the absence of the other, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

                      See reverse for voting instructions.

                                                               COMPANY #

To Our Shareholders,

You are cordially invited to attend our Annual Shareholders' Meeting, to be held at the Wilmington Trust Plaza, Mezzanine Level, 301 West Eleventh Street, Wilmington, Delaware, at 10:00 A.M. on Thursday, April 21, 2005.

At the Annual Meeting, we will review our performance and answer any questions you may have. The enclosed proxy statement provides you with more details about items that will be addressed at the Annual Meeting. After reviewing the proxy statement, please sign, date, and indicate your vote for the items listed on the proxy card below and return it in the enclosed, postage-paid envelope whether or not you plan to attend the Annual Meeting.

Thank you for your prompt response.

                                                                      Sincerely,
                                                                   Ted T. Cecala
                                            Chairman and Chief Executive Officer


THERE ARE THREE WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED, AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE -- TOLL FREE -- 1-800-560-1965
o Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 20, 2005.
o Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET -- HTTP://WWW.EPROXY.COM/WL/
o Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 20, 2005.
o Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Wilmington Trust Corporation, c/o Shareowner Services(TM), P.O. Box 64873, St. Paul, MN 55164-0873.


    IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD

   Wilmington Trust Corporation Rodney Square North 1100 North Market Street
                           Wilmington, DE 19890-0001

                           V   Please detach here   V


           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.


1. Election of directors:   01 Carolyn S. Burger        03 Rex L. Mears
                            02 Robert V. A. Harra Jr.   04 Robert W. Tunnell Jr.


[ ]    Vote FOR                     [ ]    Vote WITHHELD
       all nominees, except                from all nominees
       as indicated below


(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE NOMINEE(S)
IN THE BOX PROVIDED TO THE RIGHT.)                        ____________________

2.  Approval of 2005                   [ ]  For     [ ]  Against    [ ]  Abstain
Long-Term Incentive Plan.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box   [ ] Indicate changes below:  Date _______________




                ________________________________________________________________
                Signature(s) in Box
                Please sign exactly as your name(s) appears on your proxy card. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.